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VERINT SYSTEMS INC.

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On May 31, 2019, Verint Systems Inc. distributed the following communication and may in the future send or use the same or substantially similar communications from time to time:

Investor Presentation Actionable Intelligence® May 31, 2019 © 2014 Verint Systems Inc. All Rights Reserved Worldwide. Confidential and proprietary information of Verint Systems Inc. © 2018 Verint Systems Inc. All Rights Reserved Worldwide. Investor Presentation Actionable Intelligence® May 31, 2019 © 2014 Verint Systems Inc. All Rights Reserved Worldwide. Confidential and proprietary information of Verint Systems Inc. © 2018 Verint Systems Inc. All Rights Reserved Worldwide.

Disclaimers Forward Looking Statements This presentation contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward- looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com. 2 Disclaimers Forward Looking Statements This presentation contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward- looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com. 2

Additional Information Verint has filed a definitive proxy statement on Schedule 14A and form of associated WHITE Proxy Card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting (the “Definitive Proxy Statement”). Details concerning the nominees of Verint’s Board of Directors for election at the 2019 Annual Meeting are included in the Definitive Proxy Statement. Verint has mailed solicitation materials, including a WHITE proxy card, to stockholders of record entitled to vote at the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF VERINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VERINT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain a free copy of the Definitive Proxy Statement and these other documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Verint at http://www.verint.com/investor- relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Verint, its directors and certain of its officers and other employees will be deemed to be participants in the solicitation of Verint’s stockholders in connection with Verint’s 2019 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons is set forth in the Definitive Proxy Statement filed with the SEC in connection with Verint’s 2019 Annual Meeting. Additional information regarding the interests of participants of Verint in the solicitation of proxies in respect of Verint’s 2019 Annual Meeting will be filed with the SEC when they become available. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and other documents filed by Verint with the SEC from the sources listed above. 3 Additional Information Verint has filed a definitive proxy statement on Schedule 14A and form of associated WHITE Proxy Card with the SEC in connection with the solicitation of proxies for its 2019 Annual Meeting (the “Definitive Proxy Statement”). Details concerning the nominees of Verint’s Board of Directors for election at the 2019 Annual Meeting are included in the Definitive Proxy Statement. Verint has mailed solicitation materials, including a WHITE proxy card, to stockholders of record entitled to vote at the 2019 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF VERINT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING VERINT’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders are able to obtain a free copy of the Definitive Proxy Statement and these other documents through the website maintained by the SEC at http://www.sec.gov and through the website maintained by Verint at http://www.verint.com/investor- relations as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC. Verint, its directors and certain of its officers and other employees will be deemed to be participants in the solicitation of Verint’s stockholders in connection with Verint’s 2019 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons is set forth in the Definitive Proxy Statement filed with the SEC in connection with Verint’s 2019 Annual Meeting. Additional information regarding the interests of participants of Verint in the solicitation of proxies in respect of Verint’s 2019 Annual Meeting will be filed with the SEC when they become available. Stockholders will be able to obtain a free copy of the Definitive Proxy Statement and other documents filed by Verint with the SEC from the sources listed above. 3

Executive Summary

Our Business is Performing Well	▪ Our strategy is delivering **strong financial results to shareholders, including 56% TSR[1] over the past year** and outperformance of relevant benchmarks over the past one-, two-, and three-year periods ▪ We are **accelerating revenue and earnings growth, and expanding margins** which are already better than peers' ▪ These strong operating trends are the outcome of the **Board-led strategy focused on automation and cloud innovation**
We Engaged Extensively with Neuberger Berman to Find Common Ground	▪ **We worked extensively to avoid a proxy contest, engaging regularly with Neuberger Berman since 2017.** Neuberger Berman has never been consistent in its priorities or actions, shifting their "ask" abruptly from nominating directors, to additional disclosure, to portfolio composition, to setting new targets and to breaking up the company ▪ We are in a proxy fight because **their shifting "asks" have made negotiation impossible** ▪ We have attempted to understand and discuss their broad suggestions or scattershot complaints to avert this contest, but **Neuberger Berman's erratic behavior has left us uncertain of their underlying motives and true objectives**
We Have the Right Board and Governance	▪ Our Board has deep sector expertise, the **right mix of skills and experience to guide our long-term success**, and the independence to hold management accountable ▪ We have established a **regular, thoughtful Board refreshment process** ▪ We have **added three new directors (including one proposed by Neuberger Berman) in the last three years** ▪ We disclosed our plan to bring on **another independent director during the current fiscal year** on our earnings call on May 29
None of Neuberger Berman's Nominees are Qualified and Additive	▪ Their **off-the-cuff approach to proposing solutions has made a thoughtful settlement impossible**: • In 2019 alone, **Neuberger Berman has submitted seven different director candidates**, including one we had previously rejected • Two were so poorly screened by Neuberger Berman that they dropped out on their own after our initial interviews with them ▪ Of the nominees still standing, **not one meets our director screening criteria or adds value we don't already have** • **Infante and Greene have been demonstrably poor stewards of capital** while serving on public company boards • **Weiss has no public board experience** – his only director role is at a private, small, start-up gelato company

Our performance proves we have the right Board and are on the right path

[1] Capital IQ as of 8-Apr-2019.

4

Verint’s Strategic Plan is Paying Off Three-Year TSR Performance vs. Peers 200% 180% March 27, 2019 Announced Strong FY2019 Results 75.5 % and Raised Guidance for FY2020 87.4 % March 28, 2018 180% Announced Strong FY2018 Results 160% and Raised Guidance for FY2019 Board Develops 160% New Strategic Plan 46.8% 41.8% 140% 44.4% 41.2% 140% 120% 120% 100% 100% Execution of Strategy by Accelerating Innovation with Automation and Cloud 80% 80% May-2016 Nov-2016 May-2017 Nov-2017 May-2018 Nov-2018 May-2019 Apr-2016 Oct-2016 Apr-2017 Oct-2017 Apr-2018 Oct-2018 Apr-2019 Verint Enterprise Peers¹ Security Peers² Source: Bloomberg as of 8-Apr-2019 Note: Weighted according to market capitalization for peers 5 ¹ Enterprise Peers include CVLT, NTCT, CSGS, NICE, NUAN, PEGA, and MSTR. ² Security Peers include FEYE, FSCT, SCWX, EVBG, MSI, BAE, RTN and MANT. Indexed Tota Inl de Sha xed reh To ol ta de l Retu r Retu rnrnVerint’s Strategic Plan is Paying Off Three-Year TSR Performance vs. Peers 200% 180% March 27, 2019 Announced Strong FY2019 Results 75.5 % and Raised Guidance for FY2020 87.4 % March 28, 2018 180% Announced Strong FY2018 Results 160% and Raised Guidance for FY2019 Board Develops 160% New Strategic Plan 46.8% 41.8% 140% 44.4% 41.2% 140% 120% 120% 100% 100% Execution of Strategy by Accelerating Innovation with Automation and Cloud 80% 80% May-2016 Nov-2016 May-2017 Nov-2017 May-2018 Nov-2018 May-2019 Apr-2016 Oct-2016 Apr-2017 Oct-2017 Apr-2018 Oct-2018 Apr-2019 Verint Enterprise Peers¹ Security Peers² Source: Bloomberg as of 8-Apr-2019 Note: Weighted according to market capitalization for peers 5 ¹ Enterprise Peers include CVLT, NTCT, CSGS, NICE, NUAN, PEGA, and MSTR. ² Security Peers include FEYE, FSCT, SCWX, EVBG, MSI, BAE, RTN and MANT. Indexed Tota Inl de Sha xed reh To ol ta de l Retu r Retu rnrn

Table of Contents 1 Executing on Our Strategy 2 Accelerating Outperformance 3 Our Highly Qualified Board 4 Situation Update on Neuberger Berman Appendix A – Director Bios Appendix B – Additional Materials Appendix C – GAAP to Non-GAAP Reconciliations 6 Table of Contents 1 Executing on Our Strategy 2 Accelerating Outperformance 3 Our Highly Qualified Board 4 Situation Update on Neuberger Berman Appendix A – Director Bios Appendix B – Additional Materials Appendix C – GAAP to Non-GAAP Reconciliations 6

1. Executing on Our Strategy 7 1. Executing on Our Strategy 7

We Are a Global Leader Addressing Urgent Needs in a Rapidly-Expanding Market

- ✓ We offer Actionable Intelligence solutions for enterprises and governments
- ✓ Highly fragmented and competitive market
- ✓ Fast moving technology landscape
- ✓ Innovation and agility are critical success factors

Total Addressable Market for our Actionable Intelligence*


2012
$3 Billion
2019
$10 Billion
2022[1]
$13 Billion

*Total Addressable Market based on Gartner research and Verint estimates.
[1] 2022 TAM based on Verint management expectation that market will grow at a 10% CAGR.

8

Verint’s Actionable Intelligence Platform is Accelerating With Cloud and Automation Innovation Massive Data Capture Analytics and Artificial Intelligence Actionable Insights Actionable Intelligence for Actionable Intelligence for a Smarter Enterprise a Safer World Elevating the Customer Experience Accelerating Security Investigations and Driving Operational Efficiency and Preventing Crime and Terrorism 150 Automation 10,000 Customers; 85% of the Fortune 100 400 Government Agencies in 100 Countries Patents Filed in Mainly Enterprise but SMB growing Growing Enterprise Base – Now 20% of revenue Last 24 Months 9 Verint’s Actionable Intelligence Platform is Accelerating With Cloud and Automation Innovation Massive Data Capture Analytics and Artificial Intelligence Actionable Insights Actionable Intelligence for Actionable Intelligence for a Smarter Enterprise a Safer World Elevating the Customer Experience Accelerating Security Investigations and Driving Operational Efficiency and Preventing Crime and Terrorism 150 Automation 10,000 Customers; 85% of the Fortune 100 400 Government Agencies in 100 Countries Patents Filed in Mainly Enterprise but SMB growing Growing Enterprise Base – Now 20% of revenue Last 24 Months 9

Verint Strategy – Accelerate Automation Innovation to Address Escalating Customer Challenges

Market Drivers
Exponential Data Growth and Rising Headcount Cost

Escalating Customer Engagement Challenges

- **Enterprise needs to elevate the customer experience while reducing costs**
  - Boards recognize improving customer experience is a top priority
  - Customer interactions through digital, mobile and social channels are rising and drive hiring
  - Enterprise requires flexibility in transitioning to the Cloud

Escalating Complexity of Security Threats

- **Security organizations find it more challenging to detect, investigate and neutralize threats**
  - Exponential data growth makes capturing, analyzing, and translating data into actionable insights difficult
  - Organizations require frequent updates and enhancements of their data mining software

Verint Response
Accelerate Automation Innovation

- Our Board recognized the market drivers and began implementing a change to our core strategy in 2017:
  - **Accelerate automation innovation across the company and:**
  - By business segment
    - **Accelerate cloud growth in customer engagement**
    - **Transition from integrator model to software model in cyber intelligence**
- We are now seeing the effects of this strategy shift starting to flow through our financial results, as evidenced by our strong revenue growth and expanding margin profile

Our Board has been responsive to the rapidly evolving environments in which our clients operate, to better service their needs, and differentiate the Verint offering – making investments that drive higher growth rates and margins

10

Customer Engagement Segment (CES) – Automation Innovation

Helping Clients to → ✓ **Elevate customer experience and drive operating efficiencies**

Enterprise Functions	Contact Center Back Office	Digital / Mobile	Marketing	Fraud and Compliance
Verint Software	Hybrid Workforce Engagement	Automated Self Service	Voice of the Customer Insights	Fraud and Compliance Automation

Our Customer Engagement Products Infuse Automation Throughout the Enterprise

Financial Services

Function: Contact Center
Objective: Improve quality and consistency of customer experience

Verint Solution
Hybrid Workforce Engagement solution to automatically capture and analyze interactions and recommend next steps in real-time

Ensured adherence to processes across millions of interactions to improve operational efficiencies

Retail

Function: Marketing
Objective: Leverage the voice-of-the-customer to increase revenue on their digital assets

Verint Solution
Voice-of-the-Customer Insights solution to transform digital interactions into valuable insights to automatically identify lost revenue opportunities

Improved customer experience to increase purchases and **drive revenue**

Healthcare

Function: Digital Operations
Objective: Elevate customer experience and build loyalty in pharmaceutical market

Verint Solution
Automated Self Service solution to automatically answer patient's medical questions intelligently

Provided a better patient experience and elevated patient relationship **without adding headcount**

Telecom

Function: Compliance
Objective: Ensure customer data protection and avoid penalties

Verint Solution
Fraud and Compliance solution to automatically evaluate >10 million customer interactions per year to detect compliance issues

Enabled analysis of **100% of interactions –** vs. 3% with prior manual method – without additional headcount

11

CES – Cloud Innovation

- ✓ All solutions are available in the cloud powered by AWS/Azure
- ✓ Helping customers migrate seamlessly to the cloud at their own pace

Strong Business Momentum…

CES Revenue ($ in millions)



~11%
~$900
7%
$811
5%
$755
$716
$706
$740
$796
FY17A
FY18A
FY19A
FY20E
GAAP Revenue
Non-GAAP Revenue

…Driven by Strong Cloud Revenue Growth

Non-GAAP Cloud Revenue ($ in millions)



~$250
(>40% growth)
$135
18% of CES Revenue
$165
20% of CES Revenue
~28% of CES Revenue
FY18A
FY19A
FY20E

Verint Cloud Differentiates Across Three Layers

1. Applications

Multi-Tenant & Open Architecture

Feature-Parity

Scale from SMB to Enterprise

2. Go-To-Market

Differentiated Flexibility

Enable Cloud Journey At Customer's Pace

Managed Services On Top Of SaaS

3. Operations

Global, Scalable, Secure

Targeting 80% SaaS Gross Margins

Powered by AWS and Azure

Note: Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

12

CES – Accelerating Innovation With Market Leading Margins

✓ **Very efficient R&D organization**

✓ **Accelerated by tuck-in technology acquisitions**

✓ **World class operating margins**

Best-in-Class R&D Efficiencies

Latest FY Expensed R&D as a % of Revenue



13%
24%
21%
20%
15%
14%
13%
13%
Median: 15%
Verint CES
NTCT
MSTR
PEGA
NUAN
CSGS
CVLT
NICE

Best-in-Class Margins

Latest FY Operating Margin



26%[1]
26%
26%
18%
17%
16%
7%
4%
Median: 17%
Verint CES
NUAN
NICE
NTCT
CSGS
CVLT
PEGA
MSTR

"Buy vs Build" Strategy – Improve Automation and Expand Our Portfolio

- Augmented R&D with tuck-in technology acquisitions to accelerate innovation
- Targets are typically small companies with no EBITDA
- Swift integration into our portfolio increases value of overall solution set
- Contributing to expanded Adjusted EBITDA margins of the entire portfolio
- Returns measured across the portfolio growth rate and margin expansion

"Buy vs Build" Strategy at Work

FORESEE

December 2018

Enhancing our omnichannel cloud VoC portfolio to help organizations deliver exceptional customer experiences

[1] Verint data represents estimated Non-GAAP fully-allocated operating margin. Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

13

CES – Our Investments are Paying Dividends

"Buy vs Build" Components FY18 – FY20

- R&D: ~13% of revenue to accelerate cloud and automation
- M&A: ~$235 million for 9 tuck-ins across the portfolio

"Buy vs Build" Across the Portfolio

Hybrid Workforce Engagement	Automated Self Service	Voice of the Customer Insights	Fraud and Compliance Automation
Added SMB Technology	Added Virtual Assistant Technology	Added VOC Digital CX Technology	Added Back-Office Compliance Technology

Faster Revenue Growth, More Cloud and Better Margins	FY2018A	FY2019A	FY2020E
Accelerating revenue growth	*5%*	*7%*	*~11%*
Cloud growing as a % of revenue	*18%*	*20%*	*~28%*
Estimated fully-allocated adjusted EBITDA margin	*27%*	*28%*	*>28%*

Long Term Outlook

- ✓ ROIC in excess of Verint's estimated weighted average cost of capital, and continues to improve
- ✓ Long-Term Outlook: 10% revenue CAGR driven by demand for automation and cloud and accelerated maintenance conversion; assumes no additional acquisitions

Note: ROIC is calculated as net operating profit after tax / average total invested capital. Net operating profit after tax is defined as tax-affected non-GAAP operating income assuming a 25% marginal tax rate. Average invested capital is defined as the sum of reported total debt and total stockholders equity over the last two fiscal years. Long-Term Outlook represents non-GAAP figures. Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

14

Cyber Intelligence Segment (CIS) – Automation Innovation

Helping Clients to

- ✓ Accelerate and shorten security investigations across government and enterprise organizations
- ✓ Address shortage of cyber analysts and data scientists

End Markets	Government		Enterprise
Verint Software	Cyber Intelligence	Cyber Security	Situational Intelligence

Our Cyber Intelligence Data Mining Software Leverages Both Automation and Domain Expertise

Government Cyber Security Authority

Location: APAC
Objective: Centrally protect multiple government agencies from cyber attacks

Verint Solution

Cyber solution to help identify malware and automate SOC operations for better identification, prioritization and remediation of attacks

Reduced time-to-detect (from one week to four hours) **and saved 40%** SOC staff

Law Enforcement Organization

Location: Europe
Objective: Fight organized crime, drug trafficking and other criminal activities

Verint Solution

Web, Social and Fusion Intelligence solution to capture and analyze social media/web data and unearth critical insights to expedite complex investigations

Reduced average case resolution time by **60%** (from one week to less than three days)

Leading Semiconductor Company

Location: U.S. with locations globally
Objective: Improve employees and assets protection without increasing costs

Verint Solution

Situational Intelligence solution to capture and analyze IoT data across multiple locations

Solution designed to improve employee safety, protect assets, and speed response **without increasing security personnel**

15

CIS – Automation Drives Revenue Growth with Expanding Government & Enterprise Customer Base

Double-Digit Revenue Growth

CIS Revenue ($ in millions)



10% CAGR
$357
$356
$395
$395
$434
$433
$475
FY17A
FY18A
FY19A
FY20E
GAAP Revenue
Non-GAAP Revenue

Expanding Customer Base

Government
400 Customers



Global Presence
100+ Countries

80% of Cyber Intelligence Revenue. Diversified Government Agencies

Enterprise
600 Customers

Walmart, Morgan Stanley, U.S. Cellular, Bank of Taiwan, Sprint, Intel, Tiffany & Co., T-Mobile, Santander, The Home Depot, CenturyLink

20% of Cyber Intelligence Revenue. Industry Leaders Partner with Verint

Source: Company filings
Note: Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

16

CIS –Transition to a Software Model Drives Customer Benefits and Better Margins For Verint

Historical Government Integrator Model	New Software Model
▪ Government Integrator model (bundled software, hardware, customizations and integration services) ▪ Verint CIS Gross Margin: low 60s ▪ Customer Benefits: "one throat to choke"	▪ Software model (unbundle and productize software) ▪ Verint CIS Gross Margin: approaching 70% in 3 years ▪ Customer Benefits: accelerate the software refresh cycles

Verint's R&D Investments in Productization Drive On-going Margin Improvements

CIS R&D Investment: ~20% of CIS Revenue

7 points of Margin Expansion over 5 years



13%
14%
16%
>20%
FY17
FY18
FY19
FY22E
Adjusted EBITDA Margin[1]

Verint's R&D Level In-Line with Security Software Companies

Latest FY Expensed R&D as a % of Revenue



~20%
31%
28%
21%
17%
9%
Verint FY19
FEYE
EVBG
FSCT
SCWX
MSI

Minimal Acquisitions Required for Software Model Transition

- Significant "Buy vs Build" decisions were not required in our Cyber Intelligence business because our investment focus has been on the organic shift to a software model
- Invested less than $10mm on two technology acquisitions over last two years, one adding technology for social media intelligence and the other adding technology for situational intelligence

Note: R&D benchmarking excludes services companies due to nominal and/or lack of disclosure for R&D expenditure
[1] Estimated fully-allocated Adjusted EBITDA margin. Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

17

Both Segments are Growing Revenue and Expanding Margins

Customer Engagement

($ in millions)

	2017A	2018A	2019A
GAAP Revenue	**$705.9**	**$740.1**	**$796.3**
YoY Growth		*5%*	*8%*
Non-GAAP Revenue	**716.2**	**755.0**	**811.3**
YoY Growth		*5%*	*7%*
Estimated Adj. EBITDA	**188.0**	**202.7**	**229.3**
Estimated Fully-Allocated Adjusted EBITDA Margin	*26%*	*27%*	*28%*

Cyber Intelligence

($ in millions)

	2017A	2018A	2019A
GAAP Revenue	**$356.2**	**$395.1**	**$433.4**
YoY Growth		*11%*	*10%*
Non-GAAP Revenue	**356.5**	**395.5**	**433.8**
YoY Growth		*11%*	*10%*
Estimated Adj. EBITDA	**45.5**	**53.9**	**67.4**
Estimated Fully-Allocated Adjusted EBITDA Margin	*13%*	*14%*	*16%*

Our board-led strategy is driving improved performance across both businesses

Note: Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

18

2. Accelerating Outperformance 19 2. Accelerating Outperformance 19

Our Strategy is Driving Superior Financial Performance and Returns

56% 1-year TSR indicates market support for our accelerating performance

Our Execution Has Accelerated Growth…

Revenue ($ in millions)



7%
8%
10%
$1,073
$1,062
$1,150
$1,135
$1,245
$1,230
$1,375
FY17A
FY18A
FY19A
FY20E
GAAP Revenue
Non-GAAP Revenue

EPS ($ per share)



12%
14%
14%
$2.51
($0.47)
$2.81
($0.10)
$3.21
$1.00
$3.65
FY17A
FY18A
FY19A
FY20E
GAAP EPS
Non-GAAP Adjustments

…Driving TSR Outperformance vs. Relevant Benchmarks

	1 Year	2 Year	3 Year
VERINT	56.0 %	51.6 %	75.5 %
Enterprise Peers[1]	14.7 %	23.5 %	41.8 %
Security Peers[2]	(5.5)%	24.2 %	46.8 %
NASDAQ	15.0 %	35.3 %	64.0 %
S&P 500	11.2 %	22.9 %	41.4 %
Russell 2000	4.3 %	15.7 %	43.9 %
S&P 1500 IT Svcs	23.2 %	53.3 %	73.9 %

Source: Bloomberg, Capital IQ, and IBES as of 8-Apr-2019.
[1] Enterprise Peers include CVLT, NTCT, CSGS, NICE, NUAN, PEGA, and MSTR.
[2] Security Peers include FEYE, FSCT, SCWX, EVBG, MSI, BAE, RTN and MANT.
Note: Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

20

Our Strategy Is Driving Superior Revenue Growth and Margin Expansion

Verint's Top-Line Growth Has Reaccelerated and is Expected to Grow at a ~10% CAGR



Revenue Growth Outlook
7.6%
10.0%
6.9%
7.1%
Historical
Guidance
Enterprise Peers
Security Peers
Verint

Margin Expansion Driven by Shift to More Recurring Revenue Streams and Software Model



Adjusted EBITDA Margin
21.8%
24.4%
20.1%
9.1%
Historical
Guidance
Enterprise Peers
Security Peers
Verint

Source: Bloomberg and IBES as of 8-Apr-2019 Note: Verint figures are FY January, peer figures are calendarized to December. Enterprise Peers include CVLT, NTCT, CSGS, NICE, NUAN, PEGA, and MSTR. Security Peers include FEYE, EVBG, FSCT, MSI, SCWX, BA, RTN, and MANT. Historical FY1-FY3 revenue growth for Verint depicts GAAP FY17-FY19 revenue CAGR. FY1-FY2 Verint guidance depicts non-GAAP revenue CAGR. Forward revenue growth for peers shown as FY1-FY3 CAGR. Historical adjusted EBITDA margin for Verint depicts FY17 adjusted EBITDA Margin. FY1 adjusted EBITDA margin for Verint depicts FY20 adjusted EBITDA margin. Forward EBITDA margin for peers shown as FY1. FY1 – FY2 revenue growth is considered for peers if FY3 estimates are not available. Please refer to Appendix C for GAAP to Non-GAAP reconciliations.

21

Our Holistic Strategy is Clearly Articulated to Investors Our Q1 Earnings Showcase Our Continued Commitment to Provide Appropriate Disclosures to Investors Three Year Financial Targets M&A Strategy Capital Allocation Strategy Board Refreshment Additional Disclosure Regarding Performance and Strategy § Discussed Q1 overachievement and momentum § Discussed our Cloud FIRST Strategy § Raised guidance for FYE20 § Provided additional detail on capital allocation strategy § Introduced three year targets and additional metrics § Discussed ROIC and cost of capital § Reviewed recent acquisitions and organic growth § Commitment to add an independent director this year We are committed to providing our investors with appropriate information to make informed investment decisions, and will continue to evolve our disclosure as our business and our forecasting visibility change Source: May 29, 2019 Q1’20 Earnings Call and Investor Presentation Note: ROIC is calculated as latest FY NOPAT / Average (Latest FY debt + Latest FY equity, FY-1 debt + FY-1 equity) 22 Our Holistic Strategy is Clearly Articulated to Investors Our Q1 Earnings Showcase Our Continued Commitment to Provide Appropriate Disclosures to Investors Three Year Financial Targets M&A Strategy Capital Allocation Strategy Board Refreshment Additional Disclosure Regarding Performance and Strategy § Discussed Q1 overachievement and momentum § Discussed our Cloud FIRST Strategy § Raised guidance for FYE20 § Provided additional detail on capital allocation strategy § Introduced three year targets and additional metrics § Discussed ROIC and cost of capital § Reviewed recent acquisitions and organic growth § Commitment to add an independent director this year We are committed to providing our investors with appropriate information to make informed investment decisions, and will continue to evolve our disclosure as our business and our forecasting visibility change Source: May 29, 2019 Q1’20 Earnings Call and Investor Presentation Note: ROIC is calculated as latest FY NOPAT / Average (Latest FY debt + Latest FY equity, FY-1 debt + FY-1 equity) 22

3. Our Highly Qualified Board 23 3. Our Highly Qualified Board 23

Our Board is Highly Experienced, Independent, and Accountable



Dan Bodner
Age: 60
Chairman and CEO

Executive & Director Experience

VERINT



John Egan
Age: 61
Lead Independent
Founder, Egan-Managed Capital
Chair, Corporate Governance & Nominating Committee
Compensation Committee

Executive & Director Experience

EMC² · Progress · NETSCOUT · vmware



Stephen Gold
Age: 60
Independent
CTO, Hudson's Bay Company
Audit Committee

Executive & Director Experience

AVAYA · gsi commerce · CVS Health · Hudson's Bay Co.



Penelope Herscher
Age: 58
Independent
Former Executive, FirstRain
Corporate Governance & Nominating Committee

Executive & Director Experience

faurecia · LUMENTUM · Rambus · FirstRain · PROS



William Kurtz
Age: 62
Independent
Former EVP, Bloom Energy
Chair, Audit Committee

Executive & Director Experience

3PAR *(now HPE)* · Bloomenergy · AT&T · NOVELLUS *(now LAM Research)*



Richard Nottenburg
Age: 65
Independent
Partner, OceanSound Partners
Chair, Compensation Committee

Executive & Director Experience

COMVERSE · PMC · Anaren · motorola



Howard Safir
Age: 77
Independent
CEO, VRI Technologies
Audit, Compensation and Corporate Governance & Nominating Committees

Executive & Director Experience

LexisNexis Special Services Inc. · NYC · VRI



Earl Shanks
Age: 62
Independent
Former CFO, Essendant
Audit and Compensation Committees

Executive & Director Experience

CONVERGYS · GAMING & LEISURE PROPERTIES · ESSENDANT · NCR

Note: Executive and director experience may represent a selected sample and not be exhaustive. All director ages as of Verint's 2019 proxy filing.

24

Our Board Has the Right Combination of Skills and Experience to Drive Our Strategy Senior Leadership Experience 100% § Our Board comprises individuals from M&A Expertise 100% diverse professional and personal backgrounds who, combined, provide Other Public 88% Board Experience Verint with a broad spectrum of expertise Software Industry 88% Entrepreneur / § Given the nature of our business, we 88% Investor Perspective / IR value our directors’ deep understanding of the software, Spin-off Experience 88% technology, cloud, and security industry and view their combined skill- Cloud Technology 63% sets as a competitive advantage Finance / Accounting 50% § Our directors maintain the highest ethical standards, and each shares the Security Industry 38% core values of Verint Security Clearance 13% Our directors have a complementary mix of backgrounds, experience and expertise, and the right combination to lead our business 25 Our Board Has the Right Combination of Skills and Experience to Drive Our Strategy Senior Leadership Experience 100% § Our Board comprises individuals from M&A Expertise 100% diverse professional and personal backgrounds who, combined, provide Other Public 88% Board Experience Verint with a broad spectrum of expertise Software Industry 88% Entrepreneur / § Given the nature of our business, we 88% Investor Perspective / IR value our directors’ deep understanding of the software, Spin-off Experience 88% technology, cloud, and security industry and view their combined skill- Cloud Technology 63% sets as a competitive advantage Finance / Accounting 50% § Our directors maintain the highest ethical standards, and each shares the Security Industry 38% core values of Verint Security Clearance 13% Our directors have a complementary mix of backgrounds, experience and expertise, and the right combination to lead our business 25

Our Board Values Ongoing Refreshment

Our Refreshment Process

Rigorous process led by our Corporate Governance & Nominating Committee for identifying and vetting director candidates

Criteria prioritized by Committee:

- ✓ **Match of skills and experience with Verint's evolving needs**
- ✓ **Independence**
- ✓ **Ability to add intangible value through**
  - diversity
  - personal and professional judgment
  - ethical standards
  - business acumen
  - personal and professional accomplishment

We, and our shareholders, value fresh and long-term perspectives:

- **Avg. tenure of independent directors: 6 yrs.**

Three New Directors with Complementary Skills Added in Last Three Years



Stephen Gold

August **2018**

- ✓ Cloud Technology
- ✓ Software Industry
- ✓ Security Industry



Penelope Herscher

April **2017**

- ✓ Cloud Technology
- ✓ Software Industry
- ✓ Spin-Off Experience



William Kurtz

September **2016**

- ✓ Entrepreneur / Investor Perspective / IR
- ✓ M&A Expertise / Capital Allocation
- ✓ Spin-Off Experience

And we plan to bring on another independent director during the current fiscal year

Our Board has demonstrated a willingness to add directors who are complementary to the existing mix, including candidates nominated by our shareholders

Note: Selected skills noted for recently added directors intended to be representative, not exhaustive. Director tenures as of Verint's 2019 proxy statement.

26

Careful and Considered Director Selection Process

Process Overview

- Board decision to initiate search for new director
- Board builds candidate profile
- Board sources candidates through:
  - Professional search firm
  - Board or stockholder relationships
- Interviews by Corporate Governance & Nominating Committee, Chairman and CEO
- Board updated on interviews at a regular cadence
- Conduct background check and independence analysis
- Approval of finalist by Corporate Governance & Nominating Committee and then by full Board

Example – Stephen Gold Recruitment

- **Search via leading search firm from late January 2018 to July 2018**
- **Prior public board experience required**
- **Diversity candidates encouraged**

New Independent Director	
Goal	▪ CIO of large B2C organization with a focus on customer engagement, and experience with cloud transitions
Scope	▪ More than 70 candidates considered
Result	▪ Stephen Gold selected as finalist in July 2018 ▪ Appointed to the Board in August 2018

Our Board has a robust director screening process in place to identify the best candidates

27

Our Corporate Governance Practices Underscore Accountability to Shareholders

Directors	Shareholders
✓ Stand for election annually	✓ Are not restricted by a poison pill
✓ All directors, other than the CEO, are independent	✓ May act by written consent
✓ Elect a Lead Independent Director with significant responsibilities	✓ Can amend the charter or bylaws with a simple majority vote
✓ Maintain a robust Board refreshment process	✓ May remove directors with our without cause with a majority vote
✓ May be removed with or without cause	✓ Endorsed our Say-on-Pay proposal last year with 92% of votes cast
✓ No hedging, pledging, short selling, or short term trades	✓ Strongly supported our Board last year, with an average support percentage of ~97%

28

Our Board Developed and Oversees a Strong Management Team Dan Bodner Peter Fante Elan Moriah President, Chief Executive Officer Chief Administrative Officer President, Customer and Chairman of the Board of Directors Engagement Solutions Experience Experience Experience Jane O’Donnell Elad Sharon Douglas Robinson Alan Roden Senior Vice President, Global President, Cyber Chief Financial Officer Senior Vice President, Corporate Human Resources Intelligence Solutions Development and Investor Relations Experience Experience Experience Experience 29 Our Board Developed and Oversees a Strong Management Team Dan Bodner Peter Fante Elan Moriah President, Chief Executive Officer Chief Administrative Officer President, Customer and Chairman of the Board of Directors Engagement Solutions Experience Experience Experience Jane O’Donnell Elad Sharon Douglas Robinson Alan Roden Senior Vice President, Global President, Cyber Chief Financial Officer Senior Vice President, Corporate Human Resources Intelligence Solutions Development and Investor Relations Experience Experience Experience Experience 29

Our Compensation Program Creates Strong Links to Performance

- ✓ **Primarily at-risk and/or tied to stock price**
- ✓ **Annual bonuses based on three different metrics** (revenue, operating income, and operating cash flow)
- ✓ Long-term incentive program (LTIP) awards are a **combination of time-based and performance-based RSUs**
  - At least 50% of newly granted LTIP awards are performance-based
  - Vesting metrics include revenue, EBITDA, and relative TSR
- ✓ **Minimum performance threshold** for annual bonuses and performance equity awards
- ✓ **Formulaic payouts** are keyed to pre-established performance targets **with little or no discretion**
- ✓ **Stock ownership guidelines, limited perquisites, and clawback provisions** in compensation plans and agreements
- ✓ **Tally sheets and aggregate award summaries** facilitate oversight of executive compensation
- ✓ **Hedging, pledging, short selling, and short term trades** in our securities are prohibited for executives and directors

FY19 CEO Compensation


Base Salary 8%
Other Compensation 1%
Annual Cash Bonus 11%
Performance Based Equity 48%
Time-vested Equity 32%

At-risk pay: 91%

FY19 NEO Compensation


Other Compensation 2%
Base Salary 20%
Performance Based Equity 31%
Annual Cash Bonus 16%
Time-vested Equity 31%

At-risk pay: 78%

30

4. Situation Update on Neuberger Berman 31 4. Situation Update on Neuberger Berman 31

Neuberger Berman's Demands Have Been Ever-Changing…

- Neuberger Berman's list of ever-changing demands demonstrates a lack of precision in the ultimate purpose of their engagement with Verint
- Neuberger Bergman has been ever-changing about the priority of their interests – frequently changing them on us
- Does it seek information under an NDA? Operational changes? Changes to our investor communications? Board changes? The answer changes depending on the day you speak to them
- We have sought meaningful engagement and been met with an ever-changing set of suggestions and demands

Neuberger Berman's Mercurial Demands	
30-Jan	▪ Demands spinoff or sale of Cyber Intelligence business ▪ Recommends four candidates to the Board
27-Feb	▪ Stated it would consider confidential discussions under NDA
20-Mar	▪ Refused our offer to hold confidential discussions under NDA
22-Mar	▪ Formally nominates three candidates (two of whom were not in the original four)
16-Apr	▪ Indicates it will consider withdrawing its nominations if Verint would make certain additional disclosures (Neuberger Berman did not specify)
24-Apr	▪ Publicly requests (1) additional disclosure on long-range financial targets (2) our capital allocation framework, and (3) commitment to Board refreshment (no mention of adding any Neuberger Berman candidates)
25-Apr	▪ Privately demands commitment to replace two existing directors, at least one of whom would be selected from the candidates proposed by Neuberger Berman
08-May	▪ Mentions that it really seeks announcement of targets and disclosure (no mention of Board seats) ▪ Indicates expectation for Verint to review and adopt reasonable targets and disclosure but professes no desire to recommend metrics
22-May	▪ Neuberger Berman presents to Verint's full Board and focuses exclusively on capital allocation and a timeline for director refreshment (not Neuberger Berman's nominees)
24-May	▪ Neuberger Berman sends Jack Egan an email saying it will be "unrelenting" in its demand to get Neuberger Berman's nominees on Verint's board

The imprecision of Neuberger Berman's approach and inconsistency of their demands has made a thoughtful settlement impossible

32

…And Their Proposals Unhelpful…

Neuberger Berman's Demands	Facts
Transition to a Cloud Business Model, with Medium- and Long-range Financial and Performance Targets	▪ The idea that Verint does not have a modern cloud business is just plain wrong – our cloud business had \$165mm non-GAAP revenue in FY19 and its non-GAAP revenue is forecasted to grow >40% in FY20 • On 20-May-2019, we announced 3-year target customer engagement revenue of ~\$1.1bn (10% CAGR), with cloud comprising >40% of total revenue, and ~30% adjusted EBITDA margins ▪ We continuously engage with our customers, and the consistent feedback we receive is that customers value the flexibility we give them to migrate to the cloud at their own pace ▪ Neuberger Berman references an old Jefferies research report when criticizing our cloud disclosure. The very same analyst released a subsequent research report in April 2019 citing how our "improved disclosures are resonating with investors"[1]
Articulate Capital Allocation and Business Configuration Priorities	▪ Our priorities are unchanged – our Board regularly evaluates our business portfolio and capital allocation in an effort to maximize shareholder value ▪ We have invested in innovation, including M&A to accelerate innovation, and those investments are paying off – revenue growth is expected to accelerate to ~10% CAGR[2] ▪ We have publicly stated that we will consider returning capital to shareholders in the absence of attractive acquisition opportunities and pay cash in respect of the principal amount of our convertible notes, if they convert
Replace 3 Existing Independent Directors	▪ We value the importance of Board refreshment as evidenced by our appointment of three new Board members in the last three years and commitment to add an additional director within the current fiscal year ▪ The appointment of Ms. Herscher in April 2017 to our Board clearly evidences our willingness to consider candidates nominated by shareholders ▪ NONE of the three candidates nominated by Neuberger Berman meet our criteria or add significant value when evaluated within the context of our existing Board composition

Verint has already provided significant disclosure regarding near and long-term financial targets, capital allocation, and our timeline for board refreshment. This needless proxy fight is purely a land grab by Neuberger Berman for additional board seats

[1] Jefferies Equity Research report dated April 11, 2019, permission to use neither sought nor obtained.
[2] Denotes FY1 – FY3 non-GAAP revenue growth.

33

…While Their Approach to Director Candidates Has Been Rash

- Throughout our engagement with Neuberger Berman, we have earnestly sought to avoid an unnecessary proxy fight…
- …but it has become increasingly clear to us through Neuberger Berman's ever changing demands that their only point of consistency is their desire for more Board seats
- Throughout our engagement with Neuberger Berman, they have made ten submissions of candidates for consideration for our Board. Notably, two candidates have been submitted twice:
  - Dr. M Greene (Jan-2017, Mar-2019)
  - Mr. S Hooley (Mar-2018, Jan-2019)
- Upon receipt of all candidates, we have ensured that each has been appropriately vetted. This process found:
  - One candidate, Ms. P Herscher, to be a suitable and complementary addition to our Board, and so the Board appointed her in Apr-2017
  - NONE of the other candidates meet our requisite criteria or would add significant value when compared with the existing Board composition
- The appointment of Ms. Herscher to our Board clearly evidences our progressive approach to Board refreshment, and our willingness to consider candidates who bring incremental value to our Board

Neuberger Berman Proposed 7 Different Candidates in <2 Months of Engagement in 2019



30-Jan 2019
4 candidates
Hooley, Jenson, Weiss, Hinshaw
Red text indicates changes since previous proposal
28-Feb 2019
4 candidates
Hooley, Jenson, Weiss, Schassler
22-Mar 2019
3 candidates
Weiss, Greene, Infante
8-May 2019
Neuberger Berman has submitted 10 different Board candidates for consideration in the last ~2 years, including 7 in 2019

By initiating this contested election, Neuberger Berman is attempting to override the careful judgements of your Board and seek a materially disproportionate say in selecting your directors

34

Neuberger Berman's Director Nominees are Not Additive to Our Board

Board Rationale for Rejection

Beatriz Infante



- ✗ Track-record of value destruction
- ✗ Named party in multiple lawsuits
- ✗ No senior executive experience since 2011, and last public company executive position was in 2003
- ✗ No cyber intelligence experience
- ✗ Skills are not complementary to current Board – doesn't fill any skill gaps

Dr. Mark Greene



- ✗ No value-creation track-record
- ✗ Executive experience concentrated within financial services and risk management solutions
- ✗ Skills are not complementary to current Board – a "recognized thought leader on banking and economic trends"[1] is not additive
- ✗ Already reviewed and rejected by Verint's Corporate Governance & Nominating Committee in 2017

Oded Weiss



- ✗ No public board experience
- ✗ Only board experience with a private, small, start-up gelato company, Solo Gelato, which is inappropriate for a mid-cap, NASDAQ-listed technology company
- ✗ Executive experience concentrated within investment and accounting software
- ✗ Skills are not complementary to current Board – no security or cloud technology focus
- ✗ Expressed lack of familiarity with our industries and interest in director role as "learning experience"

Neuberger Berman's nominees do not present the cyber intelligence, cloud-based software, or M&A skills either in whole or in part commensurate with the directors they propose to replace

[1] Neuberger Berman DEFN14A

35

Infante and Greene Have Proven Track Records of Value Destruction

				Share Price ($ / Share)			
Name	**Company**	**Position**	**Tenure**	**At Appointment**	**Current / At Termination**	**%Δ**	**%Δ (Unaffected)[3]**
Beatriz Infante	Aspect Communication	Chair and CEO	~3 years	33.75[1]	8.33	(75.3)%	*NA*
	Ribbon Communications Inc. (f.k.a Sonus Networks)	Director	~9.5 years	12.55	5.18	(58.7)%	*NA*
	Liquidity Services, Inc.	Director	~5 years	17.49	7.38	(57.8)%	*NA*
	PriceSmart, Inc.	Director	~15 months	85.75	60.20	(29.8)%	*NA*
	Emulex Corporation	Director	~3 years	6.81	8.00	17.5%	(7.0)%
	Ultratech, Inc.	Director	~10 months	25.40	30.31[2]	19.3%	2.1%
Dr. Mark Greene	Neustar, Inc.	Director	~5.5 years	36.72	33.50	(8.8)%	(24.7)%
	Fair Isaac Corporation	CEO	~5 years	39.62	39.23	(1.0)%	*NA*
Oded Weiss	*Data not available given no previous public board / CEO appointments*						

Infante and Greene have been poor stewards of capital while serving on public boards

Source: Capital IQ. Market data as of 8-Apr-2019
[1] Assumes appointment on 1st trading day of Apr-2000.
[2] Implied priced based on per share consideration of $21.50 in cash and 0.2675 VECO shares for the transaction.
[3] Close price on the day immediately prior to announcement of the merger.

36

Infante Has Been Named in Multiple Lawsuits, Casting Doubt on Record to Oversee Business

Ribbon Communications (f.k.a Sonus Networks) (November 2018)

- In its 2019 10-K filing, Ribbon Communications disclosed that a **shareholder had sued the company** and several former officers in Massachusetts federal court **alleging securities laws violations**
- The complaint reportedly claimed that the **defendants "made misleading forward-looking statements concerning Sonus's expected fiscal first quarter of 2015 financial performance,** which statements were also the subject of an August 7, 2018 SEC Cease and Desist Order, whose findings we neither admitted nor denied."
  - **The company reportedly agreed to pay over $1.9 million in penalties to settle the charges**

Liquidity Services (June and August 2016)

- **Named a co-defendant in two lawsuits filed against the company and its Board in D.C. federal court in June 2016 and August 2016**
  - Plaintiffs alleged that Liquidity's directors had issued "improper earnings guidance," and made "misleading public statements"
- One complaint noted that Infante had joined the Liquidity Board in May 2014 and was a member of its audit committee and chair of its compensation committee
  - **Complainant accused Infante of violating her fiduciary duties by "failing to implement any meaningful changes to the Company's internal controls and procedures regarding the Company's sales practices, compliances guidelines and disclosure practices…even though [she] knew that the Company was engaging in illegal activities that directly violated federal securities laws."**

Sychron Inc. (2005 Bankruptcy Proceedings)

- **Infante was a director of data center automation company Sychron Inc. for ~1 year before it filed for Chapter 7 bankruptcy protection in May 2005**
- According to a corporate resolution attached to the company's bankruptcy petition, the Board of directors had met and determined that the company was in **"serious financial condition and…unable to continue operations,"** and that its assets should be liquidated
- At the time of the filing the company had assets of $48,091 and liabilities of $150,150, and it **declared no income from business operations from 2003 to 2005**
  - May 2005 filing designated Infante as the person responsible for the duties and obligations of the debtor

37

Our Board is a Well-Functioning Team – Each Director Plays a Critical Role

Key Contributions to Our Director Team

John ("Jack") Egan



- ✓ Deep background in sales, marketing, and operations through his senior executive and director experience managing, mentoring, and overseeing such teams and driving growth
- ✓ Delivers critical experience around transformation to cloud and software-led sales
- ✓ Extensive experience leading and overseeing M&A for both public and private companies, including among others, EMC's acquisition of VMWare, with track record of driving strong value creation
- ✓ Significant experience in divestitures and spin outs

Richard Nottenburg



- ✓ Career devoted to technology companies, including experience with automated search and analysis of structured and unstructured data using artificial intelligence
- ✓ Deep expertise in corporate strategy and the execution of corporate transactions, including acquisitions, divestitures, spin-offs, major investments and ventures, with significant track record of value creation including at Motorola
- ✓ Record of being held accountable by boards for investment and make / buy decisions, as well as holding management accountable as a public company director
- ✓ Broad experience assessing and managing large intellectual property portfolios

Howard Safir



- ✓ Possesses exceptionally rare combination of deep security, government and business experience
- ✓ Internationally recognized security expert with deep and current experience with the strategic and operational needs of global security, law enforcement, and intelligence organizations
- ✓ Critical experience with the governance issues around products and services used and sold into the cyber security and cyber intelligence market
- ✓ Experienced entrepreneur, executive, and public company board leader, including founding, selling, and buying companies, with significant track record of value creation including at Bode Technology
- ✓ Only Board member that holds an active top secret security clearance. Invaluable in reviewing and advising the Board on classified government requirements

None of Neuberger Berman's nominees replicates these skills. Without Jack, Rich and Howard, our director team would face critical skill gaps in sales, M&A, technology and cyber security expertise

38

Key Points to Remember

Our Business is Performing Well	▪ Our strategy is delivering **strong financial results to shareholders, including 56% TSR[1] over the past year** and outperformance of relevant benchmarks over the past one-, two-, and three-year periods ▪ We are **accelerating revenue and earnings growth, and expanding margins** which are already better than peers' ▪ These strong operating trends are the outcome of the **Board-led strategy focused on automation and cloud innovation**
We Engaged Extensively with Neuberger Berman to Find Common Ground	▪ **We worked extensively to avoid a proxy contest, engaging regularly with Neuberger Berman since 2017.** Neuberger Berman has never been consistent in its priorities or actions, shifting their "ask" abruptly from nominating directors, to additional disclosure, to portfolio composition, to setting new targets and to breaking up the company ▪ We are in a proxy fight because **their shifting "asks" have made negotiation impossible** ▪ We have attempted to understand and discuss their broad suggestions or scattershot complaints to avert this contest, but **Neuberger Berman's erratic behavior has left us uncertain of their underlying motives and true objectives**
We Have the Right Board and Governance	▪ Our Board has deep sector expertise, the **right mix of skills and experience to guide our long-term success**, and the independence to hold management accountable ▪ We have established a **regular, thoughtful Board refreshment process** ▪ We have **added three new directors (including one proposed by Neuberger Berman) in the last three years** ▪ We disclosed our plan to bring on **another independent director during the current fiscal year** on our earnings call on May 29
None of Neuberger Berman's Nominees are Qualified and Additive	▪ Their **off-the-cuff approach to proposing solutions has made a thoughtful settlement impossible**: • In 2019 alone, **Neuberger Berman has submitted seven different director candidates**, including one we had previously rejected • Two were so poorly screened by Neuberger Berman that they dropped out on their own after our initial interviews with them ▪ Of the nominees still standing, **not one meets our director screening criteria or adds value we don't already have** • **Infante and Greene have been demonstrably poor stewards of capital** while serving on public company boards • **Weiss has no public board experience** – his only director role is at a private, small, start-up gelato company

Vote FOR on the WHITE proxy card to re-elect your value-enhancing Board

[1] Capital IQ as of 8-Apr-2019.

39

Appendix A – Director Bios 40 Appendix A – Director Bios 40

Our Board (1/4)



Dan Bodner
Age: 60 | Chairman of the Board and Chief Executive Officer

Dan Bodner serves as our Chief Executive Officer and Chairman of the Board.

Mr. Bodner has served as our President and/or Chief Executive Officer and as a director since the founding of the Company in 1994 and assumed the role of Chairman of the Board in August 2017. Under his leadership and his vision of Actionable Intelligence software, we experienced rapid growth and, in 2002, with over $100 million of revenue, we completed a successful IPO. Following the IPO, we continued to expand our portfolio of Actionable Intelligence solutions for the enterprise and security markets, achieving significant scale and global presence with over $1 billion of revenue.

The Board has concluded that Mr. Bodner's position as our Chief Executive Officer, his intimate knowledge of our operations, assets, customers, growth strategies, and competitors, his knowledge of the technology, software, and security industries, and his extensive management experience give him the qualifications and skills to serve as a director and our chairman.



John Egan
Age: 61 | Lead Independent Director

Committees:
- Corporate Governance & Nominating Committee (Chair)
- Compensation Committee

John Egan has served as a director since August 2012, and as Lead Independent Director since August 2017.

Mr. Egan is a founding managing partner of Egan-Managed Capital and has served as a managing partner of Carruth Associates, a financial services firm, since 1998. From 1986 to 1997, Mr. Egan held various executive roles at EMC Corporation, including serving as executive vice president of operations, executive vice president of products and offerings, and executive vice president of sales and marketing.

Mr. Egan has served as a director of NetScout since 2001, where he is currently lead director, a member of the audit committee, a member of the finance committee and chairman of the nominating and governance committee, and Progress Software Corporation since 2011, where he is currently the non-executive chairman of the Board and a member of the audit committee. Previously, he was a director of EMC Corporation and VMWare, prior to EMC being acquired by Dell in 2016.

The Board has concluded that Mr. Egan's financial and business expertise, including a diversified background of managing and serving as a director of several public technology companies and expertise in mergers and acquisitions, gives him the qualifications and skills to serve as a director.

Note: All director ages as of Verint's 2019 proxy filing.

41

Our Board (2/4)



Stephen Gold

Age: 60 | Director

Committees:

- Audit Committee

Stephen Gold has served as a director since August 2018.

Mr. Gold has served as Chief Technology Officer and Digital Operations Officer for Hudson's Bay Company since May 2018 and previously served as Chief Information Officer of CVS Health Corporation from July 2012 to December 2017. In addition to his extensive management experience, Mr. Gold has served since September 2017 as a director and member of the Governance and the Technology and Operations Committees of World Fuel Service Corporation.

The Board has concluded that Mr. Gold's management experience, including serving as Chief Information Officer for both public and private companies and his experience with data analytics and the cloud, gives him the qualification and skills to serve as director.



Penelope Herscher

Age: 58 | Director

Committees:

- Corporate Governance & Nominating Committee

Penelope Herscher has served as a director since April 2017.

She has over 15 years of experience as a high-tech CEO and over 10 years serving on public company Boards. She currently sits on the Board of Lumentum Operations LLC, where she is chair of the compensation committee and a member of the governance committee, PROS Holdings, Inc., a cloud software provider, and Faurecia, an automotive supplier of cockpits and technology. Previously she served as a director of Rambus Inc., where she was the chair of the compensation committee from July 2006 to July 2017.

From 2015 until 2017, Ms. Herscher served as the executive chairman at FirstRain, Inc., a privately held company in the unstructured data analytics space, where she was President & CEO until 2015. Prior to FirstRain, Ms. Herscher held senior executive positions at a number of software and technology companies, including Cadence Design Systems, Inc. and Simplex Solutions, Inc.

The Board has concluded that Ms. Herscher's financial and business expertise, including her diversified background of managing technology companies, serving as a chief executive officer, and serving as a director of public technology companies, give her the qualifications and skills to serve as a director.

Note: All director ages as of Verint's 2019 proxy filing.

42

Our Board (3/4)



William Kurtz
Age: 62 | Director

Committees:
- Audit Committee (Chair)

William Kurtz has served as a director since September 2016.

Until his retirement in January 2019, Mr. Kurtz served as Executive Vice President and Chief Commercial Officer of Bloom Energy Corporation ("Bloom") where he held such position beginning in 2015, and served prior to that, as the company's CFO and CCO beginning in 2008. Mr. Kurtz currently serves as a strategic advisor to Bloom.

Prior to 2008, he held CFO or other senior finance roles for Novellus Systems (now Lam Research), Engenio Information Technologies, 3PARdata (now part of Hewlett Packard Enterprise), Scient Corporation, and AT&T Corporation. Mr. Kurtz previously served as the chairman of the audit committees of Violin Memory, of PMC-Sierra (now part of Microsemi Corporation), and of Redback Networks (now part of Ericsson).

The Board has concluded that Mr. Kurtz's financial and business expertise, including his prior service as the chief financial officer of public companies and his service on the audit committees of several companies, give him the qualifications and skills to serve as a director.



Richard Nottenburg
Age: 65 | Director

Committees:
- Compensation Committee (Chair)

Richard Nottenburg has served as a director since February 2013, having previously served as a director from July 2011 to November 2011.

Dr. Nottenburg is currently an Executive Partner at OceanSoundPartners LP, a private equity firm, and an investor in various early stage technology companies. Previously, Dr. Nottenburg served as President and Chief Executive Officer and a member of the Board of directors of Sonus Networks, Inc. from 2008 through 2010. From 2004 until 2008, Dr. Nottenburg was an officer with Motorola, Inc., ultimately serving as its Executive Vice President, Chief Strategy Officer and Chief Technology Officer.

Dr. Nottenburg is currently a member of the Board of directors of Sequans Communications S.A., where he serves as a member of the compensation committee and the audit committee. He previously, served on the Boards of directors of PMC-Sierra Inc., Aeroflex Holding Corp., Anaren, Inc., Comverse Technology, Inc. and Violin Memory, Inc.

The Board has concluded that Dr. Nottenburg's financial and business expertise, including his diversified background of managing technology companies, serving as a chief executive officer, and serving as a director of public technology companies, give him the qualifications and skills to serve as a director.

Note: All director ages as of Verint's 2019 proxy filing.

43

Our Board (4/4) Howard Safir has served as a director since 2002. Since 2010, Mr. Safir has served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator. Previously, Mr. Safir served as the Chairman and Chief Executive Officer of SafirRosetti, a provider of security and investigation services and a wholly owned subsidiary of Global Options Group Inc., as well as the Vice Chairman of Global Options Group Inc. and the Chief Executive Officer of Bode Technology, another wholly owned subsidiary of Global Options Group Inc. Mr. Safir currently serves as a director of Citius, a developer of pharmaceutical products, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments, and previously served as a director of Implant Sciences Corporation. During his career, Mr. Safir served as Howard Safir the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service, and Age: 77 | Director as Assistant Director of the Drug Enforcement Administration. Mr. Safir was awarded the Ellis Island Medal of Honor among other citations and awards. Committees: The Board has concluded that Mr. Safir’s extensive law enforcement background and his financial and business expertise, n Corporate Governance & including a diversified background of managing and serving as a director of public technology and security-based Nominating Committee companies and serving as a chief executive officer, give him the qualifications and skills to serve as a director. n Audit Committee n Compensation Committee Earl Shanks has served as a director since July 2012. Since March 2017, Mr. Shanks has served as a director of Gaming & Leisure Properties, Inc. Mr. Shanks served as the Chief Financial Officer of Essendant Inc., a leading supplier of workplace essentials, from November 2015 until May 2017. Previously, Mr. Shanks served as the Chief Financial Officer at Convergys Corporation, a global leader in relationship management solutions and a major provider of outsourced business services, and held various financial leadership roles with NCR Corporation, ultimately serving as the Chief Financial Officer. The Board has concluded that Mr. Shanks’ financial and business expertise, including his deep financial expertise serving as a chief financial officer of a public company, give him the qualifications and skills to serve as a director. Earl Shanks Age: 62 | Director Committees: n Audit Committee n Compensation Committee Note: All director ages as of Verint’s 2019 proxy filing. 44 Our Board (4/4) Howard Safir has served as a director since 2002. Since 2010, Mr. Safir has served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator. Previously, Mr. Safir served as the Chairman and Chief Executive Officer of SafirRosetti, a provider of security and investigation services and a wholly owned subsidiary of Global Options Group Inc., as well as the Vice Chairman of Global Options Group Inc. and the Chief Executive Officer of Bode Technology, another wholly owned subsidiary of Global Options Group Inc. Mr. Safir currently serves as a director of Citius, a developer of pharmaceutical products, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments, and previously served as a director of Implant Sciences Corporation. During his career, Mr. Safir served as Howard Safir the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service, and Age: 77 | Director as Assistant Director of the Drug Enforcement Administration. Mr. Safir was awarded the Ellis Island Medal of Honor among other citations and awards. Committees: The Board has concluded that Mr. Safir’s extensive law enforcement background and his financial and business expertise, n Corporate Governance & including a diversified background of managing and serving as a director of public technology and security-based Nominating Committee companies and serving as a chief executive officer, give him the qualifications and skills to serve as a director. n Audit Committee n Compensation Committee Earl Shanks has served as a director since July 2012. Since March 2017, Mr. Shanks has served as a director of Gaming & Leisure Properties, Inc. Mr. Shanks served as the Chief Financial Officer of Essendant Inc., a leading supplier of workplace essentials, from November 2015 until May 2017. Previously, Mr. Shanks served as the Chief Financial Officer at Convergys Corporation, a global leader in relationship management solutions and a major provider of outsourced business services, and held various financial leadership roles with NCR Corporation, ultimately serving as the Chief Financial Officer. The Board has concluded that Mr. Shanks’ financial and business expertise, including his deep financial expertise serving as a chief financial officer of a public company, give him the qualifications and skills to serve as a director. Earl Shanks Age: 62 | Director Committees: n Audit Committee n Compensation Committee Note: All director ages as of Verint’s 2019 proxy filing. 44

Appendix B – Additional Materials 45 Appendix B – Additional Materials 45

Neuberger Berman's Peers Are Inconsistent and Broadly Not Relevant

Neuberger Berman's Three Inconsistent Peer Groups

May 3, 2019 Preliminary Proxy
("Low Growth Software Peers")

ANSYS, Citrix, Dassault Systèmes, Nuance, Symantec, Oracle

May 13, 2019 Letter to Shareholders
("Comparable Software Companies")

Five9, NICE, PEGA, zendesk, servicenow

May 13, 2019 Letter to Shareholders
(NICE in Isolation)

NICE

Analysis of Neuberger Berman's Three Peer Groups

Verint is Growing Faster Than Neuberger Berman's "Low Growth Software Peer" Set



FY1-FY3 Revenue Growth
10%[1]
10%
9%
5%
5%
3%
1%
Verint Guidance
ANSYS
Dassault
Citrix
Nuance
Oracle
Symantec

No Security and Disproportional Cloud Focus

- No security peers in this set
- Three of five companies are 100% cloud
- Two are relevant and are also in our Enterprise peer group

Not Appropriate to Select Only One Peer

- A single company comparable is not a fair or reasonable comparison for any company
- Significant parts of Verint and NICE do not overlap



VERINT
NICE
Cyber Intelligence
Verint : ~35% of Rev
CES
Verint : ~65% of Rev
NICE : ~50% of Rev
Communication Infrastructure & Financial Crime and Compliance
NICE : ~50% of Rev

Source: Company filings, Bloomberg and IBES as of 8-April-2019
[1] FY1-FY3 Verint guidance depicts non-GAAP revenue CAGR.

46

Our Ongoing and Comprehensive Shareholder Engagement Philosophy

- We are dedicated to engaging with our shareholders regularly in order to solicit feedback on all elements of our business, including strategy, performance, executive compensation, and governance
- Over the past two years, we have significantly enhanced our shareholder engagement program, reaching out to a large number and percentage in interest of our shareholders, with the direct participation of our compensation committee chairman
- We regularly share feedback from our shareholder discussions with the broader management team and Board to ensure that shareholder perspectives factor into our decision making process
- In response to feedback received from our shareholders, we have:
  - Expanded our performance reporting and guidance disclosure around cloud revenue and cloud ARR, segment contribution and multi-year outlooks
  - Improved our executive compensation program
  - Enhanced disclosure around shareholder engagement
  - Improved the readability of our proxy
  - Refreshed our Board with three new directors in the last three years
- Some examples of the impact of these actions include:
  - 92% approval on say-on-pay at last annual meeting
  - Research analysts reporting that our "improved disclosures are resonating with Investors"[1]

Direct engagement with 30 of our largest shareholders over last 12 months, representing 65% of our outstanding shares

100+ calls and meetings held over the last 12 months

We deeply value the importance of shareholder feedback, and welcome regular input from our shareholders on all topics related to our business

[1] Jefferies Equity Research report dated April 11, 2019, permission to use neither sought nor obtained.

47

Timeline of Interactions with Neuberger Berman

2017 – 2018 | January 2019 | February 2019 | March 2019 | April 2019 | May 2019

Jan-2017
- Neuberger Berman (NB) requested Verint appoint Ms. P Herscher and Dr. M Greene to the Board
- Board determined to appoint Herscher, but rejected Greene

Mar-2018
- NB nominated Mr. S Hooley as a candidate
- Board assessment found him unsuitable

30-Jan-2019
- Discussions regarding operational and financial performance and Board composition
- NB submitted other Board candidates (Mr. S Hooley, Mr. W Jenson, Mr. O Weiss and Mr. J Hinshaw)

5 to 8-Feb-2019
- Verint sent numerous requests to NB for information to assesses candidates
- After receiving information, Verint began outreach on 12-Feb

15 to 22-Feb-2019
- Verint conducted initial interviews
- During interviews, Hinshaw withdrew from process

27-Feb-2019
- Parties met to discuss the company and candidates
- NB indicated it would find a replacement for Hinshaw
- NB stated it would consider discussions under NDA

28-Feb-2019
- NB nominated Mr. B Schassler

7 to 12-Mar-2019
- Verint provided updates on director screening
- NB reiterated it would consider negotiations under NDA

15-Mar-2019
- Verint found all nominees did not meet requisite criteria or add significant value to the Board
- Verint reiterated request for NB to engage in robust discussions around the business under NDA – NB said it would consider this

16 -Mar-2019
- Schassler withdrew nomination

18-Mar-2019
- NB unwilling to enter discussions under NDA

20-Mar-2019
- NB nominated three candidates for election to the Board
  - Only one was included on original list
  - One was rejected by the Board in 2017

22-May-2019
- NB accepted Verint's offer and presented to the full Board
- NB's remarks focused on a framework for capital allocation and a timeline for Board refreshment

23-May-2019
- Verint reiterated its offer to allow NB to review its upcoming earnings release under NDA in order to come to a resolution to the proxy fight

24-May-2019
- NB changed its focus from 22-May and refused any resolution to the proxy fight that does not involve adding its nominees to the board

Consistent with our practice of seeking input from shareholders, we have maintained regular and frequent communications with Neuberger Berman

48

Our M&A Program Helped Scale Our Business

Board Oversight for M&A →

- ✓ Board reviews every M&A transaction proposal
- ✓ Evaluates proposed transaction through multiple lenses
- ✓ Acquisitions must make strategic sense and specific success criteria established

Voice of the Customer	Intelligent Self Service
FORESEE	next IT
December 2018	December 2017
Created comprehensive omnichannel cloud VoC portfolio to help organizations deliver exceptional customer experiences	*Accelerated automation innovation with conversational artificial intelligence, extending self service solutions*

Voice of the Customer	Intelligent Self Service
opinionlab feedback anytime, anywhere	Contact Solutions A VERINT Company
November 2016	February 2016
Extended VOC portfolio with digital surveys to help organizations deliver exceptional customer experiences	*Extended Customer engagement portfolio with voice self service solutions*

49

Appendix C – GAAP to Non-GAAP Reconciliations 50 Appendix C – GAAP to Non-GAAP Reconciliations 50

About Non-GAAP Financial Measures The following tables include reconciliations of certain financial measures not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), consisting of non-GAAP revenue, non-GAAP cloud revenue, cloud annualized recurring revenue (ARR) calculation using non-GAAP cloud revenue, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP other income (expense), net, non-GAAP provision (benefit) for income taxes and non-GAAP effective income tax rate, non-GAAP net income attributable to Verint Systems Inc., non-GAAP net income per common share attributable to Verint Systems Inc., adjusted EBITDA, net debt, constant currency measures, estimated GAAP and non-GAAP fully allocated gross margins, and estimated non-GAAP fully allocated operating margins and estimated fully allocated adjusted EBITDA to the most directly comparable financial measures prepared in accordance with GAAP. We believe these non-GAAP financial measures, used in conjunction with the corresponding GAAP measures, provide investors with useful supplemental information about the financial performance of our business by: n facilitating the comparison of our financial results and business trends between periods, by excluding certain items that either can vary significantly in amount and frequency, are based upon subjective assumptions, or in certain cases are unplanned for or difficult to forecast, n facilitating the comparison of our financial results and business trends with other technology companies who publish similar non-GAAP measures, and n allowing investors to see and understand key supplementary metrics used by our management to run our business, including for budgeting and forecasting, resource allocation, and compensation matters. We also make these non-GAAP financial measures available because a number of our investors have informed us that they find this supplemental information useful. Non-GAAP financial measures should not be considered in isolation as substitutes for, or superior to, comparable GAAP financial measures. The non-GAAP financial measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures. Other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. 51 About Non-GAAP Financial Measures The following tables include reconciliations of certain financial measures not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”), consisting of non-GAAP revenue, non-GAAP cloud revenue, cloud annualized recurring revenue (ARR) calculation using non-GAAP cloud revenue, non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP other income (expense), net, non-GAAP provision (benefit) for income taxes and non-GAAP effective income tax rate, non-GAAP net income attributable to Verint Systems Inc., non-GAAP net income per common share attributable to Verint Systems Inc., adjusted EBITDA, net debt, constant currency measures, estimated GAAP and non-GAAP fully allocated gross margins, and estimated non-GAAP fully allocated operating margins and estimated fully allocated adjusted EBITDA to the most directly comparable financial measures prepared in accordance with GAAP. We believe these non-GAAP financial measures, used in conjunction with the corresponding GAAP measures, provide investors with useful supplemental information about the financial performance of our business by: n facilitating the comparison of our financial results and business trends between periods, by excluding certain items that either can vary significantly in amount and frequency, are based upon subjective assumptions, or in certain cases are unplanned for or difficult to forecast, n facilitating the comparison of our financial results and business trends with other technology companies who publish similar non-GAAP measures, and n allowing investors to see and understand key supplementary metrics used by our management to run our business, including for budgeting and forecasting, resource allocation, and compensation matters. We also make these non-GAAP financial measures available because a number of our investors have informed us that they find this supplemental information useful. Non-GAAP financial measures should not be considered in isolation as substitutes for, or superior to, comparable GAAP financial measures. The non-GAAP financial measures we present have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non-GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to or in addition to the adjustments made in these non-GAAP financial measures. Other companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. 51

About Non-GAAP Financial Measures (Cont’d) Our non-GAAP financial measures are calculated by making the following adjustments to our GAAP financial measures: n Revenue adjustments. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to cloud services and customer support contracts acquired in a business acquisition, which would have otherwise been recognized on a stand-alone basis. We believe that it is useful for investors to understand the total amount of revenue that we and the acquired company would have recognized on a stand-alone basis under GAAP, absent the accounting adjustment associated with the business acquisition. Our non-GAAP revenue also reflects certain adjustments from aligning an acquired company’s revenue recognition policies to our policies. We believe that our non-GAAP revenue measure helps management and investors understand our revenue trends and serves as a useful measure of ongoing business performance. n Amortization of acquired technology and other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures because they are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. We also exclude these amounts to provide easier comparability of pre- and post-acquisition operating results. n Stock-based compensation expenses. We exclude stock-based compensation expenses related to restricted stock awards, stock bonus programs, bonus share programs, and other stock-based awards from our non-GAAP financial measures. We evaluate our performance both with and without these measures because stockbased compensation is typically a non-cash expense and can vary significantly over time based on the timing, size and nature of awards granted, and is influenced in part by certain factors which are generally beyond our control, such as the volatility of the price of our common stock. In addition, measurement of stock-based compensation is subject to varying valuation methodologies and subjective assumptions, and therefore we believe that excluding stock- based compensation from our non-GAAP financial measures allows for meaningful comparisons of our current operating results to our historical operating results and to other companies in our industry. n Unrealized gains and losses on certain derivatives, net. We exclude from our non-GAAP financial measures unrealized gains and losses on certain foreign currency derivatives which are not designated as hedges under accounting guidance. We exclude unrealized gains and losses on foreign currency derivatives that serve as economic hedges against variability in the cash flows of recognized assets or liabilities, or of forecasted transactions. These contracts, if designated as hedges under accounting guidance, would be considered “cash flow” hedges. These unrealized gains and losses are excluded from our non-GAAP financial measures because they are non-cash transactions which are highly variable from period to period. Upon settlement of these foreign currency derivatives, any realized gain or loss is included in our non-GAAP financial measures. 52 About Non-GAAP Financial Measures (Cont’d) Our non-GAAP financial measures are calculated by making the following adjustments to our GAAP financial measures: n Revenue adjustments. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to cloud services and customer support contracts acquired in a business acquisition, which would have otherwise been recognized on a stand-alone basis. We believe that it is useful for investors to understand the total amount of revenue that we and the acquired company would have recognized on a stand-alone basis under GAAP, absent the accounting adjustment associated with the business acquisition. Our non-GAAP revenue also reflects certain adjustments from aligning an acquired company’s revenue recognition policies to our policies. We believe that our non-GAAP revenue measure helps management and investors understand our revenue trends and serves as a useful measure of ongoing business performance. n Amortization of acquired technology and other acquired intangible assets. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures because they are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. We also exclude these amounts to provide easier comparability of pre- and post-acquisition operating results. n Stock-based compensation expenses. We exclude stock-based compensation expenses related to restricted stock awards, stock bonus programs, bonus share programs, and other stock-based awards from our non-GAAP financial measures. We evaluate our performance both with and without these measures because stockbased compensation is typically a non-cash expense and can vary significantly over time based on the timing, size and nature of awards granted, and is influenced in part by certain factors which are generally beyond our control, such as the volatility of the price of our common stock. In addition, measurement of stock-based compensation is subject to varying valuation methodologies and subjective assumptions, and therefore we believe that excluding stock- based compensation from our non-GAAP financial measures allows for meaningful comparisons of our current operating results to our historical operating results and to other companies in our industry. n Unrealized gains and losses on certain derivatives, net. We exclude from our non-GAAP financial measures unrealized gains and losses on certain foreign currency derivatives which are not designated as hedges under accounting guidance. We exclude unrealized gains and losses on foreign currency derivatives that serve as economic hedges against variability in the cash flows of recognized assets or liabilities, or of forecasted transactions. These contracts, if designated as hedges under accounting guidance, would be considered “cash flow” hedges. These unrealized gains and losses are excluded from our non-GAAP financial measures because they are non-cash transactions which are highly variable from period to period. Upon settlement of these foreign currency derivatives, any realized gain or loss is included in our non-GAAP financial measures. 52

About Non-GAAP Financial Measures (Cont’d) n Amortization of convertible note discount. Our non-GAAP financial measures exclude the amortization of the imputed discount on our convertible notes. Under GAAP, certain convertible debt instruments that may be settled in cash upon conversion are required to be bifurcated into separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s assumed non- convertible debt borrowing rate. For GAAP purposes, we are required to recognize imputed interest expense on the difference between our assumed non-convertible debt borrowing rate and the coupon rate on our $400.0 million of 1.50% convertible notes. This difference is excluded from our non-GAAP financial measures because we believe that this expense is based upon subjective assumptions and does not reflect the cash cost of our convertible debt. n Losses and expenses on early retirements or modifications of debt. We exclude from our non-GAAP financial measures losses on early retirements of debt attributable to refinancing or repaying our debt, and expenses incurred to modify debt terms, because we believe they are not reflective of our ongoing operations. n Acquisition expenses, net. In connection with acquisition activity (including with respect to acquisitions that are not consummated), we incur expenses, including legal, accounting, and other professional fees, integration costs, changes in the fair value of contingent consideration obligations, and other costs. Integration costs may consist of information technology expenses as systems are integrated across the combined entity, consulting expenses, marketing expenses, and professional fees, as well as non-cash charges to write-off or impair the value of redundant assets. We exclude these expenses from our non-GAAP financial measures because they are unpredictable, can vary based on the size and complexity of each transaction, and are unrelated to our continuing operations or to the continuing operations of the acquired businesses. n Restructuring expenses. We exclude restructuring expenses from our non-GAAP financial measures, which include employee termination costs, facility exit costs, certain professional fees, asset impairment charges, and other costs directly associated with resource realignments incurred in reaction to changing strategies or business conditions. All of these costs can vary significantly in amount and frequency based on the nature of the actions as well as the changing needs of our business and we believe that excluding them provides easier comparability of pre- and post-restructuring operating results. n Impairment charges and other adjustments. We exclude from our non-GAAP financial measures asset impairment charges (other than those associated with restructuring or acquisition activity), rent expense for redundant facilities, gains or losses on sales of property, gains or losses on settlements of certain legal matters, and certain professional fees unrelated to our ongoing operations, all of which are unusual in nature and can vary significantly in amount and frequency. 53 About Non-GAAP Financial Measures (Cont’d) n Amortization of convertible note discount. Our non-GAAP financial measures exclude the amortization of the imputed discount on our convertible notes. Under GAAP, certain convertible debt instruments that may be settled in cash upon conversion are required to be bifurcated into separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s assumed non- convertible debt borrowing rate. For GAAP purposes, we are required to recognize imputed interest expense on the difference between our assumed non-convertible debt borrowing rate and the coupon rate on our $400.0 million of 1.50% convertible notes. This difference is excluded from our non-GAAP financial measures because we believe that this expense is based upon subjective assumptions and does not reflect the cash cost of our convertible debt. n Losses and expenses on early retirements or modifications of debt. We exclude from our non-GAAP financial measures losses on early retirements of debt attributable to refinancing or repaying our debt, and expenses incurred to modify debt terms, because we believe they are not reflective of our ongoing operations. n Acquisition expenses, net. In connection with acquisition activity (including with respect to acquisitions that are not consummated), we incur expenses, including legal, accounting, and other professional fees, integration costs, changes in the fair value of contingent consideration obligations, and other costs. Integration costs may consist of information technology expenses as systems are integrated across the combined entity, consulting expenses, marketing expenses, and professional fees, as well as non-cash charges to write-off or impair the value of redundant assets. We exclude these expenses from our non-GAAP financial measures because they are unpredictable, can vary based on the size and complexity of each transaction, and are unrelated to our continuing operations or to the continuing operations of the acquired businesses. n Restructuring expenses. We exclude restructuring expenses from our non-GAAP financial measures, which include employee termination costs, facility exit costs, certain professional fees, asset impairment charges, and other costs directly associated with resource realignments incurred in reaction to changing strategies or business conditions. All of these costs can vary significantly in amount and frequency based on the nature of the actions as well as the changing needs of our business and we believe that excluding them provides easier comparability of pre- and post-restructuring operating results. n Impairment charges and other adjustments. We exclude from our non-GAAP financial measures asset impairment charges (other than those associated with restructuring or acquisition activity), rent expense for redundant facilities, gains or losses on sales of property, gains or losses on settlements of certain legal matters, and certain professional fees unrelated to our ongoing operations, all of which are unusual in nature and can vary significantly in amount and frequency. 53

About Non-GAAP Financial Measures (Cont’d) n Non-GAAP income tax adjustments. We exclude our GAAP provision (benefit) for income taxes from our non-GAAP measures of net income attributable to Verint Systems Inc., and instead include a non-GAAP provision for income taxes, determined by applying a non- GAAP effective income tax rate to our income before provision for income taxes, as adjusted for the non-GAAP items described above. The non-GAAP effective income tax rate is generally based upon the income taxes we expect to pay in the reporting year. We adjust our non-GAAP effective income tax rate to exclude current-year tax payments or refunds associated with prior-year income tax returns and related amendments which were significantly delayed as a result of our historical extended filing delay. Our GAAP effective income tax rate can vary significantly from year to year as a result of tax law changes, settlements with tax authorities, changes in the geographic mix of earnings including acquisition activity, changes in the projected realizability of deferred tax assets, and other unusual or period- specific events, all of which can vary in size and frequency. We believe that our non-GAAP effective income tax rate removes much of this variability and facilitates meaningful comparisons of operating results across periods. Our non-GAAP effective income tax rates for the year ended January 31, 2019 is 11.0%, was 11.5% for the year ended January 31, 2018, and was 8.8% for the year ended January 31, 2017. We evaluate our non-GAAP effective income tax rate on an ongoing basis and it can change from time to time. Our non-GAAP income tax rate can differ materially from our GAAP effective income tax rate. Customer Engagement Cloud and Recurring Revenue Metrics Recurring revenue, on both a GAAP and non-GAAP basis, is the portion of our revenue that we believe is likely to be renewed in the future, and primarily consists of initial and renewal post contract support and cloud revenue. Cloud revenue, on both a GAAP and non-GAAP basis, primarily consists of SaaS and optional managed services. SaaS revenue includes bundled SaaS, software with standard managed services and unbundled SaaS that we account for as term licenses where managed services are purchased separately. Cloud annualized recurring revenue ( ARR ) is calculated using GAAP and non-GAAP cloud revenue excluding term-based license revenue recognized in our most recently completed three-month period on an annualized basis, plus term-based license GAAP and non-GAAP revenue recognized during the most recent trailing 12-month period. We believe that recurring revenue, cloud revenue, and cloud annualized recurring revenue provide investors with useful insight into the nature and sustainability of our revenue streams. The recurrence of these revenue streams in future periods depends on a number of factors including contractual periods and customers' renewal decisions. Please see “Revenue adjustments” above for an explanation for why we present these revenue numbers on both a GAAP and non-GAAP basis. 54 About Non-GAAP Financial Measures (Cont’d) n Non-GAAP income tax adjustments. We exclude our GAAP provision (benefit) for income taxes from our non-GAAP measures of net income attributable to Verint Systems Inc., and instead include a non-GAAP provision for income taxes, determined by applying a non- GAAP effective income tax rate to our income before provision for income taxes, as adjusted for the non-GAAP items described above. The non-GAAP effective income tax rate is generally based upon the income taxes we expect to pay in the reporting year. We adjust our non-GAAP effective income tax rate to exclude current-year tax payments or refunds associated with prior-year income tax returns and related amendments which were significantly delayed as a result of our historical extended filing delay. Our GAAP effective income tax rate can vary significantly from year to year as a result of tax law changes, settlements with tax authorities, changes in the geographic mix of earnings including acquisition activity, changes in the projected realizability of deferred tax assets, and other unusual or period- specific events, all of which can vary in size and frequency. We believe that our non-GAAP effective income tax rate removes much of this variability and facilitates meaningful comparisons of operating results across periods. Our non-GAAP effective income tax rates for the year ended January 31, 2019 is 11.0%, was 11.5% for the year ended January 31, 2018, and was 8.8% for the year ended January 31, 2017. We evaluate our non-GAAP effective income tax rate on an ongoing basis and it can change from time to time. Our non-GAAP income tax rate can differ materially from our GAAP effective income tax rate. Customer Engagement Cloud and Recurring Revenue Metrics Recurring revenue, on both a GAAP and non-GAAP basis, is the portion of our revenue that we believe is likely to be renewed in the future, and primarily consists of initial and renewal post contract support and cloud revenue. Cloud revenue, on both a GAAP and non-GAAP basis, primarily consists of SaaS and optional managed services. SaaS revenue includes bundled SaaS, software with standard managed services and unbundled SaaS that we account for as term licenses where managed services are purchased separately. Cloud annualized recurring revenue ( ARR ) is calculated using GAAP and non-GAAP cloud revenue excluding term-based license revenue recognized in our most recently completed three-month period on an annualized basis, plus term-based license GAAP and non-GAAP revenue recognized during the most recent trailing 12-month period. We believe that recurring revenue, cloud revenue, and cloud annualized recurring revenue provide investors with useful insight into the nature and sustainability of our revenue streams. The recurrence of these revenue streams in future periods depends on a number of factors including contractual periods and customers' renewal decisions. Please see “Revenue adjustments” above for an explanation for why we present these revenue numbers on both a GAAP and non-GAAP basis. 54

About Non-GAAP Financial Measures (Cont’d) Adjusted EBITDA Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before interest expense, interest income, income taxes, depreciation expense, amortization expense, revenue adjustments, restructuring expenses, acquisition expenses, and other expenses excluded from our non-GAAP financial measures as described above. We believe that adjusted EBITDA is also commonly used by investors to evaluate operating performance between companies because it helps reduce variability caused by differences in capital structures, income taxes, stock-based compensation accounting policies, and depreciation and amortization policies. Adjusted EBITDA is also used by credit rating agencies, lenders, and other parties to evaluate our creditworthiness. Net Debt Net Debt is a non-GAAP measure defined as the sum of long-term and short-term debt on our consolidated balance sheet, excluding unamortized discounts and issuance costs, less the sum of cash and cash equivalents, restricted cash, restricted cash equivalents, restricted bank time deposits, and restricted investments (including longterm portions), and short-term investments. We use this non-GAAP financial measure to help evaluate our capital structure, financial leverage, and our ability to reduce debt and to fund investing and financing activities, and believe that it provides useful information to investors. Return on Invested Capital ROIC is calculated as net operating profit after tax divided by average total invested capital. Net operating profit after tax is defined as tax- affected non-GAAP operating income assuming an illustrative 25% marginal tax rate. Average total invested capital is defined as the sum of reported total debt and total stockholders’ equity over the last two fiscal years. 55 About Non-GAAP Financial Measures (Cont’d) Adjusted EBITDA Adjusted EBITDA is a non-GAAP measure defined as net income (loss) before interest expense, interest income, income taxes, depreciation expense, amortization expense, revenue adjustments, restructuring expenses, acquisition expenses, and other expenses excluded from our non-GAAP financial measures as described above. We believe that adjusted EBITDA is also commonly used by investors to evaluate operating performance between companies because it helps reduce variability caused by differences in capital structures, income taxes, stock-based compensation accounting policies, and depreciation and amortization policies. Adjusted EBITDA is also used by credit rating agencies, lenders, and other parties to evaluate our creditworthiness. Net Debt Net Debt is a non-GAAP measure defined as the sum of long-term and short-term debt on our consolidated balance sheet, excluding unamortized discounts and issuance costs, less the sum of cash and cash equivalents, restricted cash, restricted cash equivalents, restricted bank time deposits, and restricted investments (including longterm portions), and short-term investments. We use this non-GAAP financial measure to help evaluate our capital structure, financial leverage, and our ability to reduce debt and to fund investing and financing activities, and believe that it provides useful information to investors. Return on Invested Capital ROIC is calculated as net operating profit after tax divided by average total invested capital. Net operating profit after tax is defined as tax- affected non-GAAP operating income assuming an illustrative 25% marginal tax rate. Average total invested capital is defined as the sum of reported total debt and total stockholders’ equity over the last two fiscal years. 55

Financial Outlook Our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets exclude various GAAP measures, including: n Amortization of intangible assets. n Stock-based compensation expenses. n Revenue adjustments. n Acquisition expenses. n Restructuring expenses. Our non-GAAP Consolidated three-year targets also reflect income tax provisions on a non-GAAP basis. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets reflect foreign currency exchange rates approximately consistent with current rates. 56 Financial Outlook Our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets exclude various GAAP measures, including: n Amortization of intangible assets. n Stock-based compensation expenses. n Revenue adjustments. n Acquisition expenses. n Restructuring expenses. Our non-GAAP Consolidated three-year targets also reflect income tax provisions on a non-GAAP basis. We are unable, without unreasonable efforts, to provide a reconciliation for these GAAP measures which are excluded from our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets, due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. Our non-GAAP Consolidated, Customer Engagement, and Cyber Intelligence three-year targets reflect foreign currency exchange rates approximately consistent with current rates. 56

Financial Outlook (Cont’d) Our non-GAAP outlook for the year ending January 31, 2020 excludes the following GAAP measures which we are able to quantify with reasonable certainty: n Amortization of intangible assets of approximately $55 million. n Amortization of discount on convertible notes of approximately $12 million. Our non-GAAP outlook for the year ending January 31, 2020 excludes the following GAAP measures for which we are able to provide a range of probable significance: n Revenue adjustments are expected to be between approximately $24 million and $26 million. n Stock-based compensation is expected to be between approximately $73 million and $77 million, assuming market prices for our common stock approximately consistent with current levels. Our non-GAAP outlook does not include the potential impact of any in-process business acquisitions that may close after the date hereof, and, unless otherwise specified, reflects foreign currency exchange rates approximately consistent with current rates. We are unable, without unreasonable efforts, to provide a reconciliation for other GAAP measures which are excluded from our non-GAAP outlook, including the impact of future business acquisitions or acquisition expenses, future restructuring expenses, and non-GAAP income tax adjustments due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. While historical results may not be indicative of future results, actual amounts for the years ended January 31, 2019, 2018 and 2017 for the GAAP measures excluded from our non-GAAP outlook appear in the GAAP to Non-GAAP Reconciliation Tables contained in this presentation. 57 Financial Outlook (Cont’d) Our non-GAAP outlook for the year ending January 31, 2020 excludes the following GAAP measures which we are able to quantify with reasonable certainty: n Amortization of intangible assets of approximately $55 million. n Amortization of discount on convertible notes of approximately $12 million. Our non-GAAP outlook for the year ending January 31, 2020 excludes the following GAAP measures for which we are able to provide a range of probable significance: n Revenue adjustments are expected to be between approximately $24 million and $26 million. n Stock-based compensation is expected to be between approximately $73 million and $77 million, assuming market prices for our common stock approximately consistent with current levels. Our non-GAAP outlook does not include the potential impact of any in-process business acquisitions that may close after the date hereof, and, unless otherwise specified, reflects foreign currency exchange rates approximately consistent with current rates. We are unable, without unreasonable efforts, to provide a reconciliation for other GAAP measures which are excluded from our non-GAAP outlook, including the impact of future business acquisitions or acquisition expenses, future restructuring expenses, and non-GAAP income tax adjustments due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items. While historical results may not be indicative of future results, actual amounts for the years ended January 31, 2019, 2018 and 2017 for the GAAP measures excluded from our non-GAAP outlook appear in the GAAP to Non-GAAP Reconciliation Tables contained in this presentation. 57

GAAP to Non-GAAP Reconciliations

($ in millions)

	Year Ended January 31, 2017	Three Months Ended January 31, 2018	Year Ended January 31, 2018	Three Months Ended April 30,2018	Three Months Ended July 31,2018	Three Months Ended October 31,2018	Three Months Ended January 31,2019	Year Ended January 31,2019
Revenue Reconciliation								
GAAP Revenue	**$1,062.1**	**$318.7**	**$1,135.2**	**$289.2**	**$306.3**	**$304.0**	**$330.2**	**$1,229.7**
Revenue Adjustments	10.6	4.0	15.3	2.8	2.2	4.0	6.5	15.4
Non-GAAP Revenue	**$1,072.7**	**$322.7**	**$1,150.5**	**$292.0**	**$308.5**	**$308.0**	**$336.7**	**$1,245.1**
Gross Profit Reconciliation								
GAAP Gross Profit	**$639.5**	**$204.8**	**$688.4**	**$175.1**	**$193.0**	**$192.7**	**$219.7**	**$780.5**
GAAP Gross Margin	**60.2%**	**64.3%**	**60.6%**	**60.6%**	**63.0%**	**63.4%**	**66.5%**	**63.5%**
Revenue Adjustments	$10.6	$4.0	$15.3	$2.8	$2.2	$4.0	$6.5	$15.4
Amortization of Acquired Technology	37.3	10.0	38.2	7.4	5.5	5.9	6.5	25.4
Stock-Based Compensation Expenses	8.6	2.6	8.5	0.8	1.9	1.4	1.6	5.7
Acquisition Expenses	-	–	0.1	–	–	–	0.3	0.4
Restructuring Expenses	2.3	0.3	2.2	0.4	0.7	0.1	0.3	1.5
Non-GAAP Gross Profit	**$698.3**	**$221.7**	**$752.7**	**$186.5**	**$203.3**	**$204.1**	**$234.9**	**$828.9**
Non-GAAP Gross Margin	**65.1%**	**68.7%**	**65.4%**	**63.9%**	**65.9%**	**66.3%**	**69.8%**	**66.6%**

Notes: Amounts may not cross foot due to rounding.
FYE 19 results included in this presentation reflect our February 1, 2018 adoption of new GAAP revenue recognition guidance.

58

GAAP to Non-GAAP Reconciliations (Cont'd)

($ in millions)

				Three Months Ended				Year Ended
	Year Ended January 31, 2017	Three Months Ended January 31, 2018	Year Ended January 31, 2018	April 30, 2018	July 31, 2018	October 31, 2018	January 31, 2019	January 31, 2019
Operating Income Reconciliation								
GAAP Operating Income	**$17.4**	**$36.3**	**$48.6**	**$7.8**	**$29.2**	**$33.7**	**$43.6**	**$114.2**
As a Percentage of GAAP Revenue	**1.6%**	**11.4%**	**4.3%**	**2.7%**	**9.5%**	**11.1%**	**13.2%**	**9.3%**
Revenue Adjustments	$10.6	$4.0	$15.3	$2.8	$2.2	$4.0	$6.5	$15.4
Amortization of Acquired Technology	37.3	10.0	38.2	7.4	5.5	5.9	6.5	25.4
Amortization of Other Acquired Intangible Assets	44.1	7.5	34.2	7.7	7.4	7.6	8.3	31.0
Stock-Based Compensation Expenses	65.6	18.9	69.4	16.4	17.5	16.6	16.1	66.7
Acquisition Expenses, Net	12.9	(0.9)	1.6	2.3	0.1	1.9	5.7	9.9
Restructuring Expenses	15.7	2.0	13.4	1.1	0.9	1.0	1.9	4.9
Impairment Charges	-	3.3	3.3	–	–	–	–	–
Other Adjustments	1.0	0.9	2.1	0.6	0.6	(1.5)	(0.4)	(0.6)
Non-GAAP Operating Income	**$204.6**	**$82.0**	**$226.1**	**$46.1**	**$63.4**	**$69.2**	**$88.2**	**$266.9**
As a Percentage of Non-GAAP Revenue	**19.1%**	**25.4%**	**19.7%**	**15.8%**	**20.6%**	**22.5%**	**26.2%**	**21.4%**
Other Expense Reconciliation								
GAAP Other Expense, Net	**$(40.8)**	**$(5.1)**	**$(29.7)**	**$(8.7)**	**$(10.0)**	**$(7.8)**	**$(9.9)**	**$(36.5)**
Unrealized Losses (Gains) on Derivatives, Net	0.5	(1.4)	(3.2)	(0.5)	0.4	0.4	0.9	1.1
Amortization of Convertible Note Discount	10.7	2.9	11.2	2.9	2.9	2.9	3.0	11.9
Losses and Expenses on Early Retirement or Modification of Debt	-	0.7	2.7	–	–	–	–	–
Acquisition Expenses, Net	(0.1)	0.2	0.9	–	0.3	–	0.1	0.4
Restructuring Expenses	0.2	–	0.1	–	–	–	–	–
Impairment Charges	2.4	–	-	-	-	-	-	-
Non-GAAP Other Expense, Net	**$(27.1)**	**$(2.7)**	**$(18.0)**	**$(6.3)**	**$(6.4)**	**$(4.5)**	**$(5.9)**	**$(23.1)**

Notes: Amounts may not cross foot due to rounding.

59

GAAP to Non-GAAP Reconciliations (Cont’d) ($ in millions, Except Share and Per Share Data; Shares in Thousands) Three Months Ended Three Months Year Ended Ended Year Ended April 30, July 31, October January Year Ended January 31, 2017 January 31, 2018 January 31, 2018 2018 2018 31, 2018 31, 2019 January 31, 2019 Tax Provision (Benefit) Reconciliation GAAP Provision (Benefit) for Income Taxes $2.8 $12.8 $22.4 $0.3 $(3.7) $5.6 $5.4 $7.5 GAAP Effective Income Tax Rate (11.8)% 41.3% 118.3% (28.8)% (19.4)% 21.7% 16.0% 9.7% Non-GAAP Tax Adjustments 12.9 (3.4) 1.6 4.0 9.7 1.4 4.2 19.4 Non-GAAP Provision for Income Taxes $15.7 $9.4 $24.0 $4.3 $6.0 $7.0 $9.6 $26.9 Non-GAAP Effective Income Tax Rate 8 . 8% 11.9% 11.5% 10.7% 10.5% 10.8% 11.7% 11.0% Net (Loss) Income Attributable to Verint Systems Inc. Reconciliation GAAP Net (Loss) Income Attributable to Verint Systems Inc. $(29.4) $17.1 $(6.6) $(2.2) $22.0 $18.9 $27.3 $66.0 Total GAAP Net (Loss) Income Adjustments 1 8 8 . 1 51.6 187.5 36.7 28.1 37.5 44.4 146.7 Non-GAAP Net Income Attributable to Verint Systems Inc. $158.7 $68.7 $180.9 $34.5 $50.1 $56.4 $71.7 $212.7 GAAP Diluted Net (Loss) Income per Common Share Attriburtble $(0.47) $0.26 $(0.10) $(0.03) $0.33 $0.29 $0.41 $1.00 to Verint Systems Inc. Non-GAAP Diluted Net Income per Common Share Attributable $2.51 $1.05 $2.81 $0.53 $0.76 $0.85 $1.08 $3.21 to Verint Systems Inc. GAAP Weighted-Average Shares Used in Computing Diluted Net 62,593 65,139 63,312 63,928 65,840 66,200 66,504 66,245 (Loss) Income per Common Share Additional Weighted-Average Shares Applicable to Non-GAAP Net Income per 538 – 1,046 1,203 – – – – Common Share Attributable to Verint Systems Inc. Non-Gaap Diluted Weighted-Average Shares Used in Computing Net 63,131 65,139 64,358 65,131 65,840 66,200 66,504 66,245 Income per Common Share Notes: Amounts may not cross foot due to rounding. 60 GAAP to Non-GAAP Reconciliations (Cont’d) ($ in millions, Except Share and Per Share Data; Shares in Thousands) Three Months Ended Three Months Year Ended Ended Year Ended April 30, July 31, October January Year Ended January 31, 2017 January 31, 2018 January 31, 2018 2018 2018 31, 2018 31, 2019 January 31, 2019 Tax Provision (Benefit) Reconciliation GAAP Provision (Benefit) for Income Taxes $2.8 $12.8 $22.4 $0.3 $(3.7) $5.6 $5.4 $7.5 GAAP Effective Income Tax Rate (11.8)% 41.3% 118.3% (28.8)% (19.4)% 21.7% 16.0% 9.7% Non-GAAP Tax Adjustments 12.9 (3.4) 1.6 4.0 9.7 1.4 4.2 19.4 Non-GAAP Provision for Income Taxes $15.7 $9.4 $24.0 $4.3 $6.0 $7.0 $9.6 $26.9 Non-GAAP Effective Income Tax Rate 8 . 8% 11.9% 11.5% 10.7% 10.5% 10.8% 11.7% 11.0% Net (Loss) Income Attributable to Verint Systems Inc. Reconciliation GAAP Net (Loss) Income Attributable to Verint Systems Inc. $(29.4) $17.1 $(6.6) $(2.2) $22.0 $18.9 $27.3 $66.0 Total GAAP Net (Loss) Income Adjustments 1 8 8 . 1 51.6 187.5 36.7 28.1 37.5 44.4 146.7 Non-GAAP Net Income Attributable to Verint Systems Inc. $158.7 $68.7 $180.9 $34.5 $50.1 $56.4 $71.7 $212.7 GAAP Diluted Net (Loss) Income per Common Share Attriburtble $(0.47) $0.26 $(0.10) $(0.03) $0.33 $0.29 $0.41 $1.00 to Verint Systems Inc. Non-GAAP Diluted Net Income per Common Share Attributable $2.51 $1.05 $2.81 $0.53 $0.76 $0.85 $1.08 $3.21 to Verint Systems Inc. GAAP Weighted-Average Shares Used in Computing Diluted Net 62,593 65,139 63,312 63,928 65,840 66,200 66,504 66,245 (Loss) Income per Common Share Additional Weighted-Average Shares Applicable to Non-GAAP Net Income per 538 – 1,046 1,203 – – – – Common Share Attributable to Verint Systems Inc. Non-Gaap Diluted Weighted-Average Shares Used in Computing Net 63,131 65,139 64,358 65,131 65,840 66,200 66,504 66,245 Income per Common Share Notes: Amounts may not cross foot due to rounding. 60

GAAP to Non-GAAP Reconciliations (Cont'd)

($ in millions)

	Year Ended January 31, 2017	Three Months Ended January 31, 2018	Year Ended January 31, 2018	Three Months Ended: April 30, 2018	Three Months Ended: July 31, 2018	Three Months Ended: October 31, 2018	Three Months Ended: January 31, 2019	Year Ended: January 31, 2019
Adjusted EBITDA Reconciliation								
GAAP Net (Loss) Income Attributable to Verint Systems Inc.	$(29.4)	$17.1	$(6.6)	$(2.2)	$22.0	$18.9	$27.3	$66.0
As a Percentage of GAAP Revenue	(2.8)%	5.4%	(0.6)%	(0.8)%	7.2%	6.2%	8.3%	5.4%
Net Income Attributable to Noncontrolling Interest	$3.1	$1.2	$3.2	$1.0	$0.9	$1.3	$1.0	$4.2
Provision (Benefit) Income Taxes	2.8	12.8	22.4	0.3	(3.7)	5.6	5.4	7.5
Other Expense, Net	40.8	5.1	29.7	8.7	10.0	7.8	9.9	36.5
GAAP Depreciation & Amortization[1]	111.1	25.2	102.9	23.3	20.3	20.6	22.0	86.2
Revenue Adjustments	10.6	4.0	15.3	2.8	2.2	4.0	6.5	15.4
Stock-Based Compensation Expenses	65.6	18.9	69.4	16.4	17.5	16.6	16.1	66.7
Acquisition Expenses, Net	12.9	(0.9)	1.6	2.3	0.1	1.9	5.7	9.9
Restructuring Expenses	15.0	2.1	13.3	1.1	0.8	1.1	1.9	4.9
Impairment Charges	-	3.3	3.3	–	–	–	–	–
Other Adjustments	1.0	1.0	2.1	0.6	0.6	(1.5)	(0.4)	(0.6)
Adjusted EBITDA	$233.5	$89.8	$256.6	$54.3	$70.7	$76.3	$95.4	$296.7
As a Percentage of Non-GAAP Revenue	21.8%	27.8%	22.3%	18.6%	22.9%	24.8%	28.3%	23.8%

Note: Amounts may not cross foot due to rounding.
[1] Adjusted for patent and financing fee amortization.

61

Revenue by Segment

($ in millions)

	Year Ended January 31, 2017	Three Months Ended January 31, 2018	Year Ended January 31, 2018	Three Months Ended				Year Ended
				April 30, 2018	July 31, 2018	October 31, 2018	January 31, 2019	January 31, 2019
GAAP Revenue by Segment:								
Customer Engagement	$705.9	$208.4	$740.1	$186.5	$200.8	$197.5	$211.5	$796.3
Cyber Intelligence	356.2	110.3	395.1	102.7	105.5	106.5	118.7	433.4
GAAP Total Revenue	**$1,062.1**	**$318.7**	**$1,135.2**	**$289.2**	**$306.3**	**$304.0**	**$330.2**	**$1,229.7**
Revenue Adjustments:								
Customer Engagement	$10.3	$3.9	$14.9	$2.7	$2.2	$4.0	$6.3	$15.0
Cyber Intelligence	0.3	0.1	0.4	0.1	–	–	0.2	0.4
Total Revenue Adjustments	**$10.6**	**$4.0**	**$15.3**	**$2.8**	**$2.2**	**$4.0**	**$6.5**	**$15.4**
Non-GAAP Revenue by Segment:								
Customer Engagement	$716.2	$212.3	$755.0	$189.2	$203.0	$201.5	$217.8	$811.3
Cyber Intelligence	356.5	110.4	395.5	102.8	105.5	106.5	118.9	433.8
Non-GAAP Total Revenue	**$1,072.7**	**$322.7**	**$1,150.5**	**$292.0**	**$308.5**	**$308.0**	**$336.7**	**$1,245.1**

Note: Amounts may not cross foot due to rounding.

62

Table of Reconciliation from Gross Debt to Net Debt, including Long-Term Restricted Cash, Cash Equivalents, Time Deposits and Investments ($ in millions) As of January 31, 2018 2019 Current Maturities of Long-term Debt $4.5 $4.3 Long-term Debt 768.5 777.8 Unamortized Debt Discounts and Issuance Costs 50.1 36.6 Gross Debt $823.1 $818.7 Less: Cash and Cash Equivalents $337.9 $370.0 Restricted Cash and Cash Equivalents, and Restricted Time Deposits 33.3 42.3 Short-term Investments 6.6 32.3 Long-term Restricted Cash, Cash Equivalents, Time Deposits and Investments 28.4 23.1 Net Debt, Including Long-term Restricted Cash, Cash Equivalents, Time Deposits, and Investments $416.9 $351.0 Note: Amounts may not cross foot due to rounding. 63 Table of Reconciliation from Gross Debt to Net Debt, including Long-Term Restricted Cash, Cash Equivalents, Time Deposits and Investments ($ in millions) As of January 31, 2018 2019 Current Maturities of Long-term Debt $4.5 $4.3 Long-term Debt 768.5 777.8 Unamortized Debt Discounts and Issuance Costs 50.1 36.6 Gross Debt $823.1 $818.7 Less: Cash and Cash Equivalents $337.9 $370.0 Restricted Cash and Cash Equivalents, and Restricted Time Deposits 33.3 42.3 Short-term Investments 6.6 32.3 Long-term Restricted Cash, Cash Equivalents, Time Deposits and Investments 28.4 23.1 Net Debt, Including Long-term Restricted Cash, Cash Equivalents, Time Deposits, and Investments $416.9 $351.0 Note: Amounts may not cross foot due to rounding. 63

GAAP to Non-GAAP Customer Engagement Cloud Revenue, Recurring Revenue, and Cloud Annualized Recurring Revenue ("ARR") calculations using GAAP and Non-GAAP Cloud Revenue

($ in millions)

	Year Ended January 31, 2018	Year Ended January 31, 2019
Table of Reconciliation from GAAP Cloud Revenue to Non-GAAP Cloud Revenue		
Customer Engagement		
Cloud Revenue – GAAP	**$122.0**	**$150.7**
Estimated Revenue Adjustments	13.0	14.7
Cloud Revenue – Non-GAAP	**$135.0**	**$165.4**
Table of Reconciliation from GAAP Recurring Revenue to Non-Gaap Recurring Revenue		
Customer Engagement		
Recurring Revenue – GAAP	**$425.6**	**$465.7**
As a Percentage of GAAP Revenue	**57.5%**	**58.5%**
Estimated Revenue Adjustments	$15.0	$15.0
Recurring Revenue – Non-GAAP	**$440.6**	**$480.7**
As a Percentage of Non-GAAP Revenue	**58.4%**	**59.3%**
Cloud ARR Calculations Using GAAP and Non-GAAP Cloud Revenue		
Customer Engagement		
Cloud ARR – Calculated Using GAAP Cloud Revenue	**$126.3**	**$176.6**
Estimated Revenue Adjustments	11.7	23.2
Cloud ARR – Calculated Using Non-GAAP Cloud Revenue	**$138.0**	**$199.8**

64

Estimated GAAP to Non-GAAP Fully Allocated Gross Margins

($ in millions)

	For Year Ended January 31, 2018		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$184.2	$215.5	$399.7
GAAP Service Revenue	555.9	179.6	735.5
Total GAAP Revenue	**$740.1**	**$395.1**	**$1,135.2**
Product Costs	$34.7	$92.3	$127.0
Service Expenses	197.6	61.5	259.1
Amortization of Acquired Technology	22.2	16.0	38.2
Stock-based Compensation Expenses[1]	6.9	1.6	8.5
Shared Support Service Allocation[2]	9.2	4.8	14.0
Total GAAP Cost of Revenue	**$270.6**	**$176.2**	**$446.8**
GAAP Gross Profit	**$469.5**	**$218.9**	**$688.4**
GAAP Gross Margin	**63.4%**	**55.4%**	**60.6%**
Revenue Adjustments	$14.9	$0.4	$15.3
Amortization of Acquired Technology	22.2	16.0	38.2
Stock-based Compensation Expenses[1]	6.9	1.6	8.5
Acquisition Expenses, Net[3]	0.1	–	0.1
Restructuring Expenses[3]	1.5	0.7	2.2
Non-GAAP Gross Profit	**$515.1**	**$237.6**	**$752.7**
Non-GAAP Gross Margin	**68.2%**	**60.1%**	**65.4%**

	For Three Months Ended April 30, 2018		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$48.4	$57.5	$105.9
GAAP Service Revenue	138.1	45.2	183.3
Total GAAP Revenue	**$186.5**	**$102.7**	**$289.2**
Product Costs	$8.8	$25.0	$33.8
Service Expenses	51.6	16.7	68.3
Amortization of Acquired Technology	4.3	3.1	7.4
Stock-based Compensation Expenses[1]	0.6	0.2	0.8
Shared Support Service Allocation[2]	2.5	1.3	3.8
Total GAAP Cost of Revenue	**$67.8**	**$46.3**	**$114.1**
GAAP Gross Profit	**$118.7**	**$56.4**	**$175.1**
GAAP Gross Margin	**63.7%**	**54.9%**	**60.6%**
Revenue Adjustments	$2.7	$0.1	$2.8
Amortization of Acquired Technology	4.3	3.1	7.4
Stock-based Compensation Expenses[1]	0.6	0.2	0.8
Acquisition Expenses, Net[3]	–	–	–
Restructuring Expenses[3]	0.3	0.1	0.4
Non-GAAP Gross Profit	**$126.6**	**$59.9**	**$186.5**
Non-GAAP Gross Margin	**66.9%**	**58.3%**	**63.9%**

	For Three Months Ended July 31, 2018		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$55.5	$54.5	$110.0
GAAP Service Revenue	145.3	51.0	196.3
Total GAAP Revenue	**$200.8**	**$105.5**	**$306.3**
Product Costs	$8.5	$23.4	$31.9
Service Expenses	53.0	17.6	70.6
Amortization of Acquired Technology	4.1	1.4	5.5
Stock-based Compensation Expenses[1]	1.6	0.3	1.9
Shared Support Service Allocation[2]	2.2	1.2	3.4
Total GAAP Cost of Revenue	**$69.4**	**$43.9**	**$113.3**
GAAP Gross Profit	**$131.4**	**$61.6**	**$193.0**
GAAP Gross Margin	**65.4%**	**58.4%**	**63.0%**
Revenue Adjustments	$2.2	–	$2.2
Amortization of Acquired Technology	4.1	1.4	5.5
Stock-based Compensation Expenses[1]	1.6	0.3	1.9
Acquisition Expenses, Net[3]	–	–	–
Restructuring Expenses[3]	0.4	0.3	0.7
Non-GAAP Gross Profit	**$139.7**	**$63.6**	**$203.3**
Non-GAAP Gross Margin	**68.8%**	**60.3%**	**65.9%**

	For Three Months Ended October 31, 2018		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$52.4	$59.3	$111.7
GAAP Service Revenue	145.1	47.2	192.3
Total GAAP Revenue	**$197.5**	**$106.5**	**$304.0**
Product Costs	$9.1	$22.9	$32.0
Service Expenses	51.1	17.2	68.3
Amortization of Acquired Technology	4.5	1.4	5.9
Stock-based Compensation Expenses[1]	1.1	0.3	1.4
Shared Support Service Allocation[2]	2.4	1.3	3.7
Total GAAP Cost of Revenue	**$68.2**	**$43.1**	**$111.3**
GAAP Gross Profit	**$129.3**	**$63.4**	**$192.7**
GAAP Gross Margin	**65.5%**	**59.6%**	**63.4%**
Revenue Adjustments	$4.0	–	$4.0
Amortization of Acquired Technology	4.5	1.4	5.9
Stock-based Compensation Expenses[1]	1.1	0.3	1.4
Acquisition Expenses, Net[3]	–	–	–
Restructuring Expenses[3]	0.1	–	0.1
Non-GAAP Gross Profit	**$139.0**	**$65.1**	**$204.1**
Non-GAAP Gross Margin	**69.0%**	**61.1%**	**66.3%**

Note: Amounts may not cross foot due to rounding; please refer to note on bottom of next slide.

65

Estimated GAAP to Non-GAAP Fully Allocated Gross Margins (cont'd)

($ in millions)

	For Three Months Ended January 31, 2019		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$65.5	$61.6	$127.1
GAAP Service Revenue	146.0	57.1	203.1
Total GAAP Revenue	**$211.5**	**$118.7**	**$330.2**
Product Costs	$8.5	$19.3	$27.8
Service Expenses	52.6	18.0	70.6
Amortization of Acquired Technology	5.0	1.5	6.5
Stock-based Compensation Expenses[1]	1.1	0.5	1.6
Shared Support Service Allocation[2]	2.6	1.4	4.0
Total GAAP Cost of Revenue	**$69.8**	**$40.7**	**$110.5**
GAAP Gross Profit	**$141.7**	**$78.0**	**$219.7**
GAAP Gross Margin	**67.0%**	**65.7%**	**66.5%**
Revenue Adjustments	$6.3	$0.2	$6.5
Amortization of Acquired Technology	5.0	1.5	6.5
Stock-based Compensation Expenses[1]	1.1	0.5	1.6
Acquisition Expenses, Net[3]	0.2	0.1	0.3
Restructuring Expenses[3]	0.2	0.1	0.3
Non-GAAP Gross Profit	**$154.5**	**$80.4**	**$234.9**
Non-GAAP Gross Margin	**70.9%**	**67.6%**	**69.8%**

	For Year Ended January 31, 2019		
	Customer Engagement	Cyber Intelligence	Consolidated
GAAP Product Revenue	$221.7	$232.9	$454.6
GAAP Service Revenue	574.6	200.5	775.1
Total GAAP Revenue	**$796.3**	**$433.4**	**$1,229.7**
Product Costs	$35.0	$90.6	$125.6
Service Expenses	208.1	69.6	277.7
Amortization of Acquired Technology	18.0	7.4	25.4
Stock-based Compensation Expenses[1]	4.4	1.3	5.7
Shared Support Service Allocation[2]	9.7	5.1	14.8
Total GAAP Cost of Revenue	**$275.2**	**$174.0**	**$449.2**
GAAP Gross Profit	**$521.1**	**$259.4**	**$780.5**
GAAP Gross Margin	**65.4%**	**59.9%**	**63.5%**
Revenue Adjustments	$15.0	$0.4	$15.4
Amortization of Acquired Technology	18.0	7.4	25.4
Stock-based Compensation Expenses[1]	4.4	1.3	5.7
Acquisition Expenses, Net[3]	0.3	0.1	0.4
Restructuring Expenses[3]	1.0	0.5	1.5
Non-GAAP Gross Profit	**$559.8**	**$269.1**	**$828.9**
Non-GAAP Gross Margin	**69.0%**	**62.0%**	**66.6%**

Note: Amounts may not cross foot due to rounding.

[1] Represents the stock-based compensation expenses applicable to cost of revenue, allocated proportionally to our year ended January 31, 2019, when filed, annual operations and service expense wages for each segment, and the stock-based compensation expenses applicable to cost of revenue, allocated proportionally to our year ended January 31, 2018 annual operations and service expense wages for each segment, which we believe provides a reasonable approximation for purposes of understanding the relative GAAP and non-GAAP gross margins of our two businesses.

[2] Represents the portion of our shared support expenses (as disclosed in footnote 16 to our January 31, 2019 Form 10-K, when filed) applicable to cost of revenue, allocated proportionally to our year ended January 31, 2019 annual non-GAAP segment revenue, and our shared support expenses (as disclosed in footnote 15 to our January 31, 2018 Form 10-K) applicable to cost of revenue, allocated proportionally to our year ended January 31, 2018 annual non-GAAP segment revenue, which we believe provides a reasonable approximation for purposes of understanding the relative GAAP and non-GAAP gross margins of our two businesses.

[3] Represents the portion of our acquisition expenses, net and restructuring expenses applicable to cost of revenue, allocated proportionally to our year ended January 31, 2019, when filed, annual non-GAAP segment revenue, and our acquisition expenses, net and restructuring expenses applicable to cost of revenue, allocated proportionally to our year ended January 31, 2018 annual non-GAAP segment revenue, which we believe provides a reasonable approximation for purposes of understanding the relative GAAP and non-GAAP gross margins of our two businesses.

66

Estimated Non-GAAP Fully Allocated Operating Margins and Estimated Fully Allocated Adjusted EBITDA

($ in millions)

	For Year Ended January 31, 2017			For Year Ended January 31, 2018			Three Months Ended April 30, 2018			Three Months Ended July 31, 2018		
	Customer Engagement	Cyber Intelligence	Consolidated	Customer Engagement	Cyber Intelligence	Consolidated	Customer Engagement	Cyber Intelligence	Consolidated	Customer Engagement	Cyber Intelligence	Consolidated
Non-GAAP Segment Revenue	$716.2	$356.5	$1,072.7	$755.0	$395.5	$1,150.5	$189.2	$102.8	$292.0	$203.0	$105.5	$308.5
Segment Contribution[1]	269.0	85.8	354.8	286.2	94.6	380.8	66.8	21.2	88.0	78.8	24.5	103.3
Estimated Allocation of Shared Support Expenses[2]	100.3	49.9	150.2	103.5	51.2	154.7	27.5	14.4	41.9	26.2	13.7	39.9
Estimated Non-GAAP Operating Income	168.7	35.9	204.6	182.7	43.4	226.1	39.3	6.8	46.1	52.6	10.8	63.4
Depreciation and Amortization[3]	19.3	9.6	28.9	20.0	10.5	30.5	5.4	2.8	8.2	4.8	2.5	7.3
Estimated Adjusted EBITDA	188.0	45.5	233.5	202.7	53.9	256.6	44.7	9.6	54.3	57.4	13.3	70.7
Segment Contribution Margin	37.6%	24.1%	33.1%	37.9%	23.9%	33.1%	35.3%	20.6%	30.1%	38.8%	23.3%	33.5%
Estimated Non-GAAP Fully Allocated Operating Margin	23.6	10.1	19.1	24.2	11.0	19.7	20.8	6.6	15.8	25.9	10.3	20.6
Estimated Fully Allocated EBITDA Margin	26.2	12.8	21.8	26.8	13.6	22.3	23.6	9.3	18.6	28.3	12.6	22.9

	Three Months Ended October 31, 2018			Three Months Ended January 31, 2019			Year Ended January 31, 2019		
	Customer Engagement	Cyber Intelligence	Consolidated	Customer Engagement	Cyber Intelligence	Consolidated	Customer Engagement	Cyber Intelligence	Consolidated
Non-GAAP Segment Revenue	$201.5	$106.5	$308.0	$217.8	$118.9	$336.7	$811.3	$433.8	$1,245.1
Segment Contribution[1]	79.6	29.2	108.8	91.6	39.1	130.7	316.8	114.0	430.8
Estimated Allocation of Shared Support Expenses[2]	26.0	13.6	39.6	27.7	14.8	42.5	106.9	57.0	163.9
Estimated Non-GAAP Operating Income	53.6	15.6	69.2	63.9	24.3	88.2	209.9	57.0	266.9
Depreciation and Amortization[3]	4.7	2.4	7.1	4.7	2.5	7.2	19.4	10.4	29.8
Estimated Adjusted EBITDA	58.3	18.0	76.3	68.6	26.8	95.4	229.3	67.4	296.7
Segment Contribution Margin	39.5%	27.4%	35.3%	42.1%	32.9%	38.8%	39.0%	26.3%	34.6%
Estimated Non-GAAP Fully Allocated Operating Margin	26.6	14.6	22.5	29.3	20.4	26.2	25.9	13.1	21.4
Estimated Fully Allocated EBITDA Margin	28.9	16.9	24.8	31.5	22.5	28.3	28.3	15.5	23.8

Note: Amounts may not cross foot due to rounding.

1 See footnote 16 to our Form 10-K for the year ended January 31, 2019, 2018 and 2017, and footnote 15 to our October 31, July 31 and April 30, 2018 Form 10-Q.

2 When determining segment contribution, we do not allocate "Shared support expenses" which are provided by shared resources or are otherwise generally not controlled by segment management, the majority of which are expenses for administrative support functions, such as information technology, human resources, finance, legal, and other general corporate support, and also include occupancy expenses, procurement, manufacturing support, and logistics expenses. For the year ended January 31, 2017 expenses are allocated proportionally to our year ended January 31, 2017 annual non-GAAP segment revenue. For the year ended January 31, 2018 and three months ended April 30, July 31, and October 31, 2018 expenses are allocated proportionally to our year ended January 31, 2018 annual non-GAAP segment revenue, and for the three months and year ended January 31, 2019 expenses are allocated proportionally to our year ended January 31, 2019 annual non-GAAP segment revenue which we believe provides a reasonable approximation for purposes of understanding the relative non-GAAP operating margins of our two businesses.

3 Represents certain depreciation and amortization expenses, which are otherwise included in our non-GAAP operating income, allocated proportionally to our non-GAAP segment revenue for the years ended January 31, 2019, January 31, 2018 and January 31, 2017, respectively, which we believe provides a reasonable approximation for purposes of understanding the relative adjusted EBITDA of our two businesses.

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